UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06352

Voya Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: June 1, 2018 to November 30, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
November 30, 2018
Classes A, C, I, O, P3, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, and instructions are provided, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you are viewing this document online or did not receive instructions and you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

President’s Letter

Setting Sail for the New Year
Dear Shareholder,
Recent economic and geopolitical developments have given investors reasons to be cautious as we head towards year-end. The investment implications of this environment will be with us for a while as the markets vacillate between views of a soft landing and a recession. Plenty of concerns remain and markets will be collecting, weighing and balancing the data, as they always do.
Though we believe the economic background seems supportive, the financial markets have been turbulent as investors struggle with risks of slowing global growth and corporate earnings in 2019, the prospect of higher interest rates from the U.S. Federal Reserve Board (“Fed”) and the ongoing uncertainties of U.S. trade relations and geopolitical tensions.
As we look ahead to 2019, we expect economic and earnings growth to slow but not stall. By most measures, the economy looks quite strong, in our opinion. Inflation is at the Fed’s target level, the unemployment rate stands at multi-decade lows, manufacturing activity is robust and consumer spending has been resilient. In our view, recession risks still appear low in the United States, the euro zone and Japan. We believe that emerging markets growth potentially could remain at current levels or accelerate a bit.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 21, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended November 30, 2018

As our new fiscal year commenced, the market turmoil in early 2018 was still fresh in the memory. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of May, the Index was up a slim 0.95% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., as investors seemed resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and a small, uneven recovery in November left the Index down 0.42% for the fiscal half-year. (The Index returned -1.67% for the six-months ended November 30, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. Yet investors seemed skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The October report announced an unemployment rate of 3.68%, the lowest since 1969. In September, the FOMC raised rates for the third time this year, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 3.1% year-over-year rate shown in the November employment report was the highest since 2009, it did not seem particularly dangerous. The inflation measure preferred by the Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a further deterioration in trade tensions could only weaken both. Growth in Europe and China was declining. In the U.S., the boost from tax cuts and increased government spending would fade. For corporations, costs were rising and the strong dollar was depressing overseas earnings. And the expansion was already the second longest on record.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal half-year. In August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years and close to yield curve inversion, before ending November at 0.21%. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.30%, the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 1.25%, amid heavy issuance of BBB paper. But the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) edged up 0.30%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.02%. But this included a 4.85% jump in the last week of November, the largest weekly increase in seven years, fueled by hopes of a breakthrough on trade at the upcoming G20 meetings, and by more soothing language from Chairman Powell on the prospects for rate increases. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010. Health care was the top performer, up 16.27%. Energy was the weakest sector, down 11.57%, the price of a barrel of oil having fallen by about one third since early October.
In currencies, the dollar rose 3.30% against the euro, 4.29% against the pound and 4.36% against the yen. From mid-April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets had been shaken by the upsurge in volatility in early 2018 and were again in October on the concerns described above. MSCI Japan® Index fell 2.92% for the fiscal half-year, after a 9% slump in October. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 4.84%. Political worries resurfaced in Italy with the election of a high-spending populist government, to add to those caused by cooling economic indicators and threats to global trade. MSCI UK® Index slumped 6.87%. Pessimism about the Brexit outcome and global growth, together with falling oil prices hit the financials, energy and materials sectors. Specific weakness in one heavily weighted consumer staples constituent added to the losses.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index*	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 100 Index.

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Health Care	16.6%
Financials	14.9%
Consumer Staples	12.0%
Information Technology	11.7%
Industrials	11.6%
Consumer Discretionary	10.1%
Communication Services	8.4%
Energy	6.4%
Utilities	4.6%
Real Estate	1.1%
Materials	0.9%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.46% compared to the S&P 500® Index, which returned 3.02% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed its benchmark, the S&P 500® Index, due to allocation effects. The Fund’s overweight in the consumer staples sector and underweight in in information technology sector had the largest positive impact on relative performance. Key contributors for the period were an underweight position in Facebook, Inc. and overweight positions in Twenty-First Century Fox, Inc. and Walgreens Boots Alliance Inc. By contrast, portfolio holdings in the industrial and financial sectors had the largest negative impact on relative performance. Key detractors for the period were overweight positions in Halliburton Company, General Electric Company and Schlumberger NV.
As of the end of the reporting period, the Fund’s largest sector underweight was to the information technology sector and its
Top Ten Holdings as of November 30, 2018* (as a percentage of net assets)

Starbucks Corp.	1.2%
Walgreens Boots Alliance, Inc.	1.2%
Procter & Gamble Co.	1.2%
McDonald’s Corp.	1.2%
General Motors Co.	1.2%
Verizon Communications, Inc.	1.2%
Duke Energy Corp.	1.2%
Merck & Co., Inc.	1.2%
Eli Lilly & Co.	1.2%
Comcast Corp. - Class A	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
largest overweight was to the consumer staples sector. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the Sub-Adviser immediately reduces the position size to 1%, and if the value of a security falls more than 30%, the Sub-Adviser sells the position. The Sub-Adviser rebalances the portfolio quarterly to realign the Fund’s holdings to their initial 1% weightings.
We believe persistent concerns about trade protectionism and softer economic momentum seem likely to make volatility a long-term feature of the financial markets. Equities have benefited from strong quarterly earnings, though late-cycle fears have muted investor reactions, in our view. While it is still possible that profit margins will stabilize in the United States, we think there is more room for improvement in Europe and Japan. We believe we are still in a global environment characterized by growth in all regions, supported by consumers, corporations and governments, and that the likelihood of a recession over the next 12 months is low.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Small Company Fund

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Financials	22.5%
Industrials	17.7%
Information Technology	14.0%
Health Care	11.9%
Consumer Discretionary	8.1%
Real Estate	7.3%
Materials	4.2%
Utilities	3.7%
Energy	3.4%
Consumer Staples	2.2%
Communication Services	1.4%
Exchange-Traded Funds	1.1%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-months ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -6.44% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned -5.53% for the same period.
Portfolio Specifics: The Fund underperformed the Index for the period due to stock selection. Stock selection within the banks and consumer services sectors detracted the most from performance. By contrast, stock selection within the healthcare equipment and services and commercial services sectors contributed the most to performance.
Key detractors from performance were Forum Energy Technologies, Inc. (“FET”), Laredo Petroleum, Inc. (“LPI”) and Marriott Vacations Worldwide Corporation (“VAC”).
An overweight position in FET, a manufacturer of technologies and applied products for the energy industry, detracted from performance during the period. Shares were under pressure due to price declines as concerns increased over supply and demand exposures to the Permian Basin.
An overweight position in Midland Basin oil and natural gas company, LPI detracted from results during the period. Shares have been under recent pressure due to investor concerns regarding a decline in oil production volumes, higher capital expenditure and an uncertain 2019 outlook.
An overweight position in VAC detracted from results. In addition to a seasonal slowdown, VAC shares have been under pressure due to fourth quarter performance coming in below high expectations and slightly lower initial synergy targets for the recently acquired ILG properties.
Key contributors to performance were Electro Scientific Industries, Inc. (“ESIO”), Amedisys, Inc. (“AMED”) and Gray Television, Inc. (“GTN”).
An overweight position in ESIO generated positive results during the month. Shares advanced following the announcement that MKS Instruments had agreed to acquire ESIO at a 101% premium for $30/per share in an all-cash deal. The acquisition is expected to close within the first quarter of
Top Ten Holdings as of November 30, 2018* (as a percentage of net assets)

j2 Global, Inc.	1.3%
Stifel Financial Corp.	1.2%
First Industrial Realty Trust, Inc.	1.2%
Woodward, Inc.	1.2%
Selective Insurance Group	1.2%
Barnes Group, Inc.	1.1%
CACI International, Inc.	1.1%
Idacorp, Inc.	1.1%
Cousins Properties, Inc.	1.1%
MB Financial, Inc.	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
2019.
An overweight position in AMED contributed to performance during the period. Shares advanced following the company’s solid quarterly earnings reports due to continued strength in its home, health and hospice segments as well as margin expansion across all business lines. In addition to anticipated organic growth through its traditional Medicare business, AMED is expected to complete an accretive acquisition to build out its hospice segment.
An overweight position in regional television broadcasting company, GTN, generated positive results during the period. After a marked decline, shares accelerated following the company’s announcement that it will be acquiring mid-sized broadcast affiliate group, Raycom Media, Inc. Investors favorably viewed this transaction, as the acquisition will expand GTN’s footprint in the southeastern United States and is expected to be free cash flow accretive.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Fund positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong management, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Fund is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Shareholder Expense Examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2018*	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2018*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,034.60	0.81%	$4.13	$1,000.00	$1,021.01	0.81%	$4.10
Class C	1,000.00	1,032.00	1.35	6.88	1,000.00	1,018.30	1.35	6.83
Class I	1,000.00	1,036.40	0.49	2.50	1,000.00	1,022.61	0.49	2.48
Class O	1,000.00	1,034.60	0.85	4.34	1,000.00	1,020.81	0.85	4.31
Class P3(1)	1,000.00	1,026.40	0.00	0.00	1,000.00	1,025.07	0.00	0.00
Class R	1,000.00	1,032.90	1.10	5.61	1,000.00	1,019.55	1.10	5.57
Class R6	1,000.00	1,036.80	0.48	2.45	1,000.00	1,022.66	0.48	2.43
Class W	1,000.00	1,036.40	0.56	2.86	1,000.00	1,022.26	0.56	2.84
Voya Small Company Fund
Class A	$1,000.00	$935.60	1.35%	$6.55	$1,000.00	$1,018.30	1.35%	$6.83
Class C	1,000.00	932.20	2.10	10.17	1,000.00	1,014.54	2.10	10.61
Class I	1,000.00	936.40	1.04	5.05	1,000.00	1,019.85	1.04	5.27
Class O	1,000.00	935.50	1.35	6.55	1,000.00	1,018.30	1.35	6.83
Class P3	1,000.00	935.20	0.00	0.00	1,000.00	1,025.07	0.00	0.00
Class R	1,000.00	938.00	1.60	7.77	1,000.00	1,017.05	1.60	8.09
Class R6	1,000.00	937.00	0.95	4.61	1,000.00	1,020.31	0.95	4.81
Class W	1,000.00	936.70	1.10	5.34	1,000.00	1,019.55	1.10	5.57

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was June 4, 2018. Expenses paid for the actual Fund’s return reflect the 180-day period ended November 30, 2018.

Statements of Assets and Liabilities as of November 30, 2018 (Unaudited)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$953,242,606	$605,475,192
Short-term investments at fair value**	13,393,000	20,724,205
Cash	185,353	81,591
Cash collateral for futures	777,742	—
Receivables:
Investment securities sold	—	7,118,246
Fund shares sold	583,820	597,523
Dividends	2,662,857	527,233
Prepaid expenses	62,216	72,295
Reimbursement due from manager	74,074	48,799
Other assets	43,532	22,306
Total assets	971,025,200	634,667,390
LIABILITIES:
Payable for investment securities purchased	—	2,512,920
Payable for fund shares redeemed	645,081	1,124,798
Payable upon receipt of securities loaned	—	8,351,205
Payable for investment management fees	374,606	467,675
Payable for distribution and shareholder service fees	162,854	20,163
Payable for directors fees	5,033	3,840
Payable to directors under the deferred compensation plan (Note 6)	43,532	22,306
Other accrued expenses and liabilities	417,385	828,037
Total liabilities	1,648,491	13,330,944
NET ASSETS	$969,376,709	$621,336,446
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$569,091,091	$558,420,901
Total distributable earnings	400,285,618	62,915,545
NET ASSETS	$969,376,709	$621,336,446
+ Including securities loaned at value	$—	$8,133,680
* Cost of investments in securities	$612,657,593	$641,151,097
** Cost of short-term investments	$13,393,000	$20,724,205
See Accompanying Notes to Financial Statements

Statements of Assets and Liabilities as of November 30, 2018 (Unaudited) (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$355,836,666	$57,048,331
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	15,850,793	4,176,959
Net asset value and redemption price per share†	$22.45	$13.66
Maximum offering price per share (5.75%)(1)	$23.82	$14.49
Class C
Net assets	$108,957,226	$10,006,777
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,901,299	933,666
Net asset value and redemption price per share†	$22.23	$10.72
Class I
Net assets	$340,281,407	$454,338,613
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	15,124,012	27,800,954
Net asset value and redemption price per share	$22.50	$16.34
Class O
Net assets	$3,785,874	$7,172
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	168,870	526
Net asset value and redemption price per share	$22.42	$13.64
Class P3
Net assets	$3,090	$1,756,783
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	137	106,795
Net asset value and redemption price per share	$22.56	$16.45
Class R
Net assets	$57,674,283	$25,512
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	2,590,492	1,874
Net asset value and redemption price per share	$22.26	$13.61
Class R6
Net assets	$20,955,767	$95,955,720
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	931,129	5,860,591
Net asset value and redemption price per share	$22.51	$16.37
Class W
Net assets	$81,882,396	$2,197,538
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,636,703	134,926
Net asset value and redemption price per share	$22.52	$16.29

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

Statements of Operations for the six months ended November 30, 2018 (Unaudited)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends	$12,037,127	$4,405,763
Interest	2,320	455
Securities lending income, net	—	103,852
Total investment income	12,039,447	4,510,070
EXPENSES:
Investment management fees	2,392,176	3,488,841
Distribution and shareholder service fees:
Class A	381,431	79,499
Class C	558,944	56,935
Class O	90,816	2,070
Class R	150,461	52
Transfer agent fees:
Class A	177,144	53,318
Class C	64,564	9,542
Class I	57,888	557,411
Class O	41,055	1,366
Class P3	66	100
Class R	34,760	17
Class R6	278	565
Class W	54,757	3,174
Shareholder reporting expense	43,554	39,610
Registration fees	66,662	76,396
Professional fees	45,636	32,675
Custody and accounting expense	61,671	56,730
Directors fees	20,133	15,358
License fee	100,932	—
Miscellaneous expense	40,733	21,854
Interest expense	1,570	228
Total expenses	4,385,231	4,495,741
Waived and reimbursed fees	(592,555)	(375,082)
Net expenses	3,792,676	4,120,659
Net investment income	8,246,771	389,411
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	20,772,362	56,893,416
Futures	211,037	—
Net realized gain	20,983,399	56,893,416
Net change in unrealized appreciation (depreciation) on:
Investments	5,616,697	(105,624,882)
Futures	684,267	—
Net change in unrealized appreciation (depreciation)	6,300,964	(105,624,882)
Net realized and unrealized gain (loss)	27,284,363	(48,731,466)
Increase (decrease) in net assets resulting from operations	$35,531,134	$(48,342,055)
See Accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income	$8,246,771	$15,952,949	$389,411	$1,560,486
Net realized gain	20,983,399	47,146,985	56,893,416	78,182,044
Net change in unrealized appreciation (depreciation)	6,300,964	49,083,619	(105,624,882)	6,997,390
Increase (decrease) in net assets resulting from operations	35,531,134	112,183,553	(48,342,055)	86,739,920
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	—	(8,914,919)	—	(10,318)
Class C	—	(2,734,964)	—	—
Class I	—	(11,507,535)	—	(1,398,584)
Class O	—	(2,771,687)	—	—
Class R	—	(1,679,997)	—	—
Class R6	—	(845,432)	—	(367,520)
Class W	—	(3,271,794)	—	(12,115)
Total distributions	—	(31,726,328)	—	(86,815,557)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	150,521,447	123,966,494	59,125,463	230,183,762
Reinvestment of distributions	—	25,900,391	—	85,557,166
	150,521,447	149,866,885	59,125,463	315,740,928
Cost of shares redeemed	(219,844,058)	(259,533,213)	(197,134,620)	(193,065,254)
Net increase (decrease) in net assets resulting from capital share transactions	(69,322,611)	(109,666,328)	(138,009,157)	122,675,674
Net increase (decrease) in net assets	(33,791,477)	(29,209,103)	(186,351,212)	122,600,037
NET ASSETS:
Beginning of year or period	1,003,168,186	1,032,377,289	807,687,658	685,087,621
End of year or period	$969,376,709	$1,003,168,186	$621,336,446	$807,687,658

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
11-30-18+	21.70	0.18•	0.57	0.75	—	—	—	—	—	22.45	3.46	0.92	0.81	0.81	1.62	355,837	10
05-31-18	20.11	0.31•	1.93	2.24	0.33	0.32	—	0.65	—	21.70	11.08	0.90	0.81	0.81	1.46	280,385	14
05-31-17	17.75	0.30•	2.35	2.65	0.29	—	—	0.29	—	20.11	15.00	0.91	0.81	0.81	1.57	298,606	19
05-31-16	18.11	0.28	(0.38)	(0.10)	0.26	—	—	0.26	—	17.75	(0.50)	0.93	0.81	0.81	1.60	298,764	33
05-31-15	16.65	0.24•	1.39	1.63	0.17	—	—	0.17	—	18.11	9.80	0.93	0.83	0.83	1.37	314,471	28
05-31-14	13.99	0.19	2.64	2.83	0.17	—	—	0.17	—	16.65	20.37	0.97	0.90	0.90	1.28	248,851	14
Class C
11-30-18+	21.54	0.12•	0.57	0.69	—	—	—	—	—	22.23	3.20	1.67	1.35	1.35	1.04	108,957	10
05-31-18	19.97	0.20•	1.90	2.10	0.21	0.32	—	0.53	—	21.54	10.47	1.65	1.35	1.35	0.93	110,325	14
05-31-17	17.63	0.19•	2.33	2.52	0.18	—	—	0.18	—	19.97	14.37	1.66	1.37	1.37	1.02	109,432	19
05-31-16	18.02	0.18•	(0.39)	(0.21)	0.18	—	—	0.18	—	17.63	(1.15)	1.68	1.37	1.37	1.05	107,782	33
05-31-15	16.60	0.15•	1.39	1.54	0.12	—	—	0.12	—	18.02	9.31	1.68	1.37	1.37	0.87	106,971	28
05-31-14	13.97	0.12•	2.63	2.75	0.12	—	—	0.12	—	16.60	19.78	1.72	1.40	1.40	0.79	51,134	14
Class I
11-30-18+	21.71	0.22•	0.57	0.79	—	—	—	—	—	22.50	3.64	0.58	0.49	0.49	1.90	340,281	10
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.43	0.56	0.49	0.49	1.78	333,230	14
05-31-17	17.76	0.37	2.34	2.71	0.35	—	—	0.35	—	20.12	15.35	0.57	0.49	0.49	1.92	352,048	19
05-31-16	18.12	0.34	(0.38)	(0.04)	0.32	—	—	0.32	—	17.76	(0.18)	0.59	0.49	0.49	1.92	288,623	33
05-31-15	16.65	0.30•	1.39	1.69	0.22	—	—	0.22	—	18.12	10.20	0.56	0.50	0.50	1.72	292,927	28
05-31-14	13.99	0.24•	2.64	2.88	0.22	—	—	0.22	—	16.65	20.75	0.58	0.58	0.58	1.60	152,651	14
Class O
11-30-18+	21.67	0.15•	0.60	0.75	—	—	—	—	—	22.42	3.46	0.92	0.85	0.85	1.33	3,786	10
05-31-18	20.09	0.31	1.91	2.22	0.32	0.32	—	0.64	—	21.67	11.02	0.90	0.85	0.85	1.43	94,056	14
05-31-17	17.73	0.30	2.34	2.64	0.28	—	—	0.28	—	20.09	14.95	0.91	0.87	0.87	1.52	88,890	19
05-31-16	18.10	0.27	(0.39)	(0.12)	0.25	—	—	0.25	—	17.73	(0.62)	0.93	0.87	0.87	1.54	82,753	33
05-31-15	16.63	0.24	1.39	1.63	0.16	—	—	0.16	—	18.10	9.83	0.93	0.87	0.87	1.32	87,028	28
05-31-14	13.97	0.20	2.63	2.83	0.17	—	—	0.17	—	16.63	20.39	0.97	0.90	0.90	1.28	82,276	14
Class P3
06-04-18(4) - 11-30-18+	21.98	0.27•	0.31	0.58	—	—	—	—	—	22.56	2.64	1.48	0.00	0.00	2.41	3	10
Class R
11-30-18+	21.55	0.14•	0.57	0.71	—	—	—	—	—	22.26	3.29	1.17	1.10	1.10	1.29	57,674	10
05-31-18	19.98	0.25•	1.91	2.16	0.27	0.32	—	0.59	—	21.55	10.76	1.15	1.10	1.10	1.18	59,800	14
05-31-17	17.65	0.23	2.34	2.57	0.24	—	—	0.24	—	19.98	14.64	1.16	1.12	1.12	1.28	59,970	19
05-31-16	18.03	0.22•	(0.39)	(0.17)	0.21	—	—	0.21	—	17.65	(0.88)	1.18	1.12	1.12	1.30	49,674	33
05-31-15	16.58	0.19•	1.39	1.58	0.13	—	—	0.13	—	18.03	9.57	1.18	1.12	1.12	1.09	45,882	28
05-31-14	13.94	0.16•	2.64	2.80	0.16	—	—	0.16	—	16.58	20.17	1.22	1.15	1.15	1.04	31,958	14

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund (continued)
Class R6
11-30-18+	21.71	0.21•	0.59	0.80	—	—	—	—	—	22.51	3.68	0.55	0.48	0.48	1.88	20,956	10
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.44	0.53	0.48	0.48	1.79	24,586	14
05-31-17	17.76	0.37•	2.34	2.71	0.35	—	—	0.35	—	20.12	15.36	0.52	0.48	0.48	1.93	23,040	19
05-31-16	18.13	0.34•	(0.39)	(0.05)	0.32	—	—	0.32	—	17.76	(0.23)	0.54	0.48	0.48	1.97	13,724	33
10-01-14(4) - 05-31-15	17.02	0.33•	1.00	1.33	0.22	—	—	0.22	—	18.13	7.85	0.66	0.48	0.48	1.86	4,696	28
Class W
11-30-18+	21.73	0.20•	0.59	0.79	—	—	—	—	—	22.52	3.64	0.67	0.56	0.56	1.79	81,882	10
05-31-18	20.14	0.37•	1.92	2.29	0.38	0.32	—	0.70	—	21.73	11.35	0.65	0.56	0.56	1.71	100,787	14
05-31-17	17.78	0.36•	2.34	2.70	0.34	—	—	0.34	—	20.14	15.27	0.66	0.56	0.56	1.88	100,390	19
05-31-16	18.13	0.32•	(0.37)	(0.05)	0.30	—	—	0.30	—	17.78	(0.23)	0.68	0.56	0.56	1.83	48,507	33
05-31-15	16.67	0.31•	1.36	1.67	0.21	—	—	0.21	—	18.13	10.09	0.68	0.58	0.58	1.74	66,109	28
05-31-14	14.02	0.24•	2.63	2.87	0.22	—	—	0.22	—	16.67	20.58	0.72	0.65	0.65	1.53	7,561	14
Voya Small Company Fund
Class A
11-30-18+	14.60	(0.01)	(0.93)	(0.94)	—	—	—	—	—	13.66	(6.44)	1.39	1.35	1.35	(0.18)	57,048	49
05-31-18	14.88	(0.01)	1.74	1.73	0.00*	2.01	—	2.01	—	14.60	12.08	1.38	1.35	1.35	(0.07)	64,724	79
05-31-17	13.51	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.88	18.25	1.42	1.35	1.35	(0.12)	64,899	69
05-31-16	16.15	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.51	0.17	1.45	1.35	1.35	0.01	56,493	58
05-31-15	16.01	(0.04)	1.72	1.68	—	1.54	—	1.54	—	16.15	11.10	1.35	1.34	1.34	(0.24)	48,797	34
05-31-14	15.08	(0.01)	2.55	2.54	—	1.61	—	1.61	—	16.01	17.12	1.35	1.35	1.35	(0.05)	51,543	34
Class C
11-30-18+	11.50	(0.05)•	(0.73)	(0.78)	—	—	—	—	—	10.72	(6.78)	2.14	2.10	2.10	(0.93)	10,007	49
05-31-18	12.20	(0.10)	1.41	1.31	—	2.01	—	2.01	—	11.50	11.22	2.13	2.10	2.10	(0.82)	11,809	79
05-31-17	11.32	(0.09)	2.06	1.97	—	1.09	—	1.09	—	12.20	17.42	2.17	2.10	2.10	(0.87)	11,495	69
05-31-16	14.06	(0.09)•	(0.12)	(0.21)	—	2.53	—	2.53	—	11.32	(0.58)	2.20	2.10	2.10	(0.75)	7,439	58
05-31-15	14.23	(0.13)	1.50	1.37	—	1.54	—	1.54	—	14.06	10.27	2.10	2.09	2.09	(0.99)	6,658	34
05-31-14	13.66	(0.11)	2.29	2.18	—	1.61	—	1.61	—	14.23	16.23	2.10	2.10	2.10	(0.80)	6,452	34
Class I
11-30-18+	17.45	0.01	(1.12)	(1.11)	—	—	—	—	—	16.34	(6.36)	1.16	1.04	1.04	0.13	454,339	49
05-31-18	17.41	0.04	2.06	2.10	0.05	2.01	—	2.06	—	17.45	12.44	1.16	1.04	1.04	0.24	618,289	79
05-31-17	15.63	0.03	2.88	2.91	0.04	1.09	—	1.13	—	17.41	18.64	1.17	1.04	1.04	0.20	510,989	69
05-31-16	18.25	0.05	(0.11)	(0.06)	0.03	2.53	—	2.56	—	15.63	0.46	1.16	1.04	1.04	0.30	407,492	58
05-31-15	17.91	0.01	1.94	1.95	0.07	1.54	—	1.61	—	18.25	11.50	1.12	1.04	1.04	0.06	463,005	34
05-31-14	16.66	0.04	2.82	2.86	—	1.61	—	1.61	—	17.91	17.43	1.14	1.04	1.04	0.26	475,469	34

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund (continued)
Class O
11-30-18+	14.58	(0.01)•	(0.93)	(0.94)	—	—	—	—	—	13.64	(6.45)	1.39	1.35	1.35	(0.14)	7	49
05-31-18	14.86	(0.01)	1.74	1.73	—	2.01	—	2.01	—	14.58	12.08	1.38	1.35	1.35	(0.07)	2,192	79
05-31-17	13.49	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.86	18.27	1.42	1.35	1.35	(0.12)	2,332	69
05-31-16	16.13	0.00*	(0.11)	(0.11)	—	2.53	—	2.53	—	13.49	0.17	1.45	1.35	1.35	(0.00)*	2,116	58
05-31-15	15.99	(0.04)	1.72	1.68	0.00*	1.54	—	1.54	—	16.13	11.12	1.35	1.34	1.34	(0.24)	2,303	34
05-31-14	15.07	(0.01)	2.54	2.53	—	1.61	—	1.61	—	15.99	17.07	1.35	1.35	1.35	(0.05)	2,308	34
Class P3
06-01-18(4) - 11-30-18+	17.59	0.10•	(1.24)	(1.14)	—	—	—	—	—	16.45	(6.48)	0.97	0.00*	0.00*	1.18	1,757	49
Class R
11-30-18+	14.51	(0.03)•	(0.87)	(0.90)	—	—	—	—	—	13.61	(6.20)	1.64	1.60	1.60	(0.42)	26	49
05-31-18	14.83	(0.05)•	1.74	1.69	—	2.01	—	2.01	—	14.51	11.83	1.63	1.60	1.60	(0.32)	7	79
10-04-16(4) - 05-31-17	14.23	(0.04)•	1.76	1.72	0.03	1.09	—	1.12	—	14.83	12.11	1.67	1.60	1.60	(0.41)	3	69
Class R6
11-30-18+	17.47	0.02•	(1.12)	(1.10)	—	—	—	—	—	16.37	(6.30)	0.97	0.95	0.95	0.23	95,956	49
05-31-18	17.43	0.06	2.05	2.11	0.06	2.01	—	2.07	—	17.47	12.51	0.97	0.95	0.95	0.33	106,249	79
05-31-17	15.64	0.05•	2.88	2.93	0.05	1.09	—	1.14	—	17.43	18.77	0.98	0.96	0.96	0.27	90,758	69
05-31-16	18.26	0.07	(0.12)	(0.05)	0.04	2.53	—	2.57	—	15.64	0.54	0.99	0.97	0.97	0.36	25,186	58
05-31-15	17.93	0.03	1.93	1.96	0.09	1.54	—	1.63	—	18.26	11.53	0.97	0.96	0.96	0.13	28,149	34
05-31-14	16.66	0.05	2.83	2.88	—	1.61	—	1.61	—	17.93	17.56	0.99	0.99	0.99	0.33	14,579	34
Class W
11-30-18+	17.39	0.01	(1.11)	(1.10)	—	—	—	—	—	16.29	(6.33)	1.14	1.10	1.10	0.09	2,198	49
05-31-18	17.37	0.03	2.04	2.07	0.04	2.01	—	2.05	—	17.39	12.32	1.13	1.10	1.10	0.19	4,417	79
05-31-17	15.59	0.02	2.88	2.90	0.03	1.09	—	1.12	—	17.37	18.63	1.17	1.10	1.10	0.17	4,612	69
05-31-16	18.21	0.04	(0.11)	(0.07)	0.02	2.53	—	2.55	—	15.59	0.39	1.20	1.10	1.10	0.23	1,010	58
05-31-15	17.88	0.00*	1.93	1.93	0.06	1.54	—	1.60	—	18.21	11.40	1.10	1.09	1.09	0.01	1,425	34
05-31-14	16.64	0.03	2.82	2.85	—	1.61	—	1.61	—	17.88	17.39	1.10	1.10	1.10	0.17	991	34

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series which comprise the Company. The two series (each, a “Fund” and collectively, the “Funds”) included in this report are: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”), each a diversified series of the Company.
Each Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the period. The beginning of period timing recognition is used for the transfers between levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Fund to new kinds of costs and risks.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2018, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended November 30, 2018, Corporate Leaders® 100 had an average notional value on futures contracts purchased of  $11,457,695. Please refer to the table following the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at November 30, 2018.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$95,860,903	$157,371,063
Small Company	366,236,023	504,993,903
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares, with the exception of Class I, Class P3, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class O	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.25%	0.50%
Small Company	0.25%	1.00%	0.25%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the period ended November 30, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$10,380	$—
Small Company	3,925	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$375	$1,886
Small Company	369	301
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	9.03%
	Small Company	6.02
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 30, 2018, the following Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Fund	Accrued Expense	Amount
Corporate Leaders® 100	Transfer Agent	$211,644
Small Company	Transfer Agent	705,101

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class O	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.90%	0.00%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	1.50%	0.00%	1.75%	1.04%	1.25%
Pursuant to side letter agreements, through October 1, 2019, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class O	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	N/A	0.49%	N/A	N/A	N/A	0.48%	0.56%
Small Company(1)	1.35%	2.10%	1.04%	1.35%	N/A	1.60%	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of November 30, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	November 30,
	2019	2020	2021	Total
Corporate Leaders® 100	$431,219	$386,622	$631,669	$1,449,510
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2018, are as follows:
	November 30,
	2019	2020	2021	Total
Corporate Leaders® 100
Class A	$208,513	$137,478	$106,584	$452,575
Class I	117,509	88,679	78,815	285,003
Class R6	476	401	491	1,368
Class W	32,408	42,049	34,082	108,539
Each Expense Limitation Agreement is contractual through October 1, 2019 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 18, 2018, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The below Funds utilized the line of credit during the period ended November 30, 2018, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	4	$3,910,500	3.00%

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
11/30/2018	4,259,976	—	—	(1,332,621)	—	2,927,355	95,198,827	—	—	(29,767,642)	—	65,431,185
5/31/2018	768,492	—	356,576	(3,050,903)	—	(1,925,835)	16,491,110	—	7,801,878	(65,742,721)	—	(41,449,733)
Class C
11/30/2018	163,032	—	—	(383,306)	—	(220,274)	3,641,086	—	—	(8,582,630)	—	(4,941,544)
5/31/2018	568,628	—	107,766	(1,034,097)	—	(357,703)	12,179,065	—	2,346,085	(22,033,495)	—	(7,508,345)
Class I
11/30/2018	1,772,209	—	—	(1,998,360)	—	(226,151)	40,208,445	—	—	(45,229,243)	—	(5,020,798)
5/31/2018	2,713,873	—	457,964	(5,319,666)	—	(2,147,829)	58,311,875	—	10,011,104	(114,716,236)	—	(46,393,257)
Class O
11/30/2018	39,840	—	—	(4,211,938)	—	(4,172,098)	895,896	—	—	(94,042,651)	—	(93,146,755)
5/31/2018	349,392	—	4,980	(438,974)	—	(84,602)	7,573,705	—	108,818	(9,468,475)	—	(1,785,952)
Class P3
6/4/2018(1) - 11/30/2018	137	—	—	—	—	137	3,000	—	—	—	—	3,000
Class R
11/30/2018	64,968	—	—	(249,856)	—	(184,888)	1,449,446	—	—	(5,593,904)	—	(4,144,458)
5/31/2018	187,865	—	74,316	(488,463)	—	(226,282)	4,014,115	—	1,617,107	(10,482,660)	—	(4,851,438)
Class R6
11/30/2018	68,919	—	—	(270,039)	—	(201,120)	1,568,050	—	—	(6,027,963)	—	(4,459,913)
5/31/2018	319,410	—	38,675	(370,721)	—	(12,636)	6,854,852	—	845,431	(7,944,637)	—	(244,354)
Class W
11/30/2018	334,500	—	—	(1,335,548)	—	(1,001,048)	7,556,697	—	—	(30,600,025)	—	(23,043,328)
5/31/2018	865,703	—	144,793	(1,357,122)	—	(346,626)	18,541,772	—	3,169,968	(29,144,989)	—	(7,433,249)
Small Company
Class A
11/30/2018	429,494	—	—	(684,701)	—	(255,207)	6,114,699	—	—	(9,803,409)	—	(3,688,710)
5/31/2018	707,052	—	594,413	(1,229,813)	—	71,652	10,574,370	—	8,410,945	(17,880,048)	—	1,105,267
Class C
11/30/2018	53,558	—	—	(146,523)	—	(92,965)	620,795	—	—	(1,665,521)	—	(1,044,726)
5/31/2018	158,547	—	166,367	(240,833)	—	84,081	1,891,350	—	1,859,986	(2,848,537)	—	902,799
Class I
11/30/2018	2,460,649	—	—	(10,097,459)	—	(7,636,810)	42,486,757	—	—	(169,692,978)	—	(127,206,221)
5/31/2018	10,005,816	—	3,676,501	(7,590,462)	—	6,091,855	175,965,732	—	62,059,332	(133,306,163)	—	104,718,901
Class O
11/30/2018	3,328	—	—	(153,140)	—	(149,812)	49,825	—	—	(2,082,280)	—	(2,032,455)
5/31/2018	28,464	—	101	(35,158)	—	(6,593)	410,514	—	1,428	(515,381)	—	(103,439)
Class P3
6/1/2018(1) - 11/30/2018	124,418	—	—	(17,623)	—	106,795	2,168,469	—	—	(311,998)	—	1,856,471
Class R
11/30/2018	1,428	—	—	(42)	—	1,386	21,148	—	—	(618)	—	20,530
5/31/2018	231	—	32	—*	—	263	3,342	—	455	(1)	—	3,796
Class R6
11/30/2018	424,336	—	—	(645,173)	—	(220,837)	7,288,332	—	—	(11,188,814)	—	(3,900,482)
5/31/2018	2,165,700	—	750,734	(2,041,984)	—	874,450	38,830,210	—	12,687,398	(35,265,420)	—	16,252,188
Class W
11/30/2018	21,372	—	—	(140,414)	—	(119,042)	375,438	—	—	(2,389,002)	—	(2,013,564)
5/31/2018	143,292	—	31,944	(186,799)	—	(11,563)	2,508,244	—	537,622	(3,249,704)	—	(203,838)

*
Share amount is less than 0.500.

(1)
Commencement of operations.

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2018:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Securities LLC	$142,267	$(142,267)	$—
Goldman, Sachs & Co. LLC	62,892	(62,892)	—
J.P. Morgan Securities LLC	22,140	(22,140)	—
Jefferies LLC	25,800	(25,800)	—
Mizuho Securities USA LLC.	310	(310)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	6,957,243	(6,957,243)	—
RBC Dominion Securities Inc	681,351	(681,351)	—
Scotia Capital (USA) INC	241,177	(241,177)	—
Wells Fargo Securities LLC	500	(500)	—
Total	$8,133,680	$(8,133,680)	$—

(1)
Collateral with a fair value of  $8,351,205 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Funds paid no dividends or distributions during the six months ended November 30, 2018. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2018 was as follows:
	Ordinary Income	Long-term Capital Gains
Corporate Leaders® 100	$22,214,342	$9,511,986
Small Company	28,146,786	58,668,771
The estimated tax-basis components of distributable earnings as of November 30, 2018 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Corporate Leaders® 100	$15,262,547	$62,600,572	$322,422,499
Small Company	26,604,879	63,452,977	(27,142,311)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2018, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended May 31, 2018 were as follows:
	Corporate Leaders® 100	Small Company
Distributions from net investment income:
Class A	$(4,519,753)	$(10,318)
Class C	(1,087,864)	—
Class I	(6,391,822)	(1,398,584)
Class O	(1,393,440)	—
Class R	(768,671)	—
Class R6	(470,694)	(367,520)
Class W	(1,787,162)	(12,115)
	$(16,419,406)	$(1,788,537)
Distributions from net realized gains:
Class A	$(4,395,166)	$(8,646,160)
Class C	(1,647,100)	(1,878,414)
Class I	(5,115,713)	(61,284,777)
Class O	(1,378,247)	(298,627)
Class R	(911,326)	(454)
Class R6	(374,738)	(12,319,878)
Class W	(1,484,632)	(598,710)
	$(15,306,922)	$(85,027,020)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$7,015,776	$(36,204)

NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2018, the Funds declared and paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Corporate Leaders® 100
Class A	NII	$0.3736	December 17, 2018	December 13, 2018
Class C	NII	$0.2401	December 17, 2018	December 13, 2018
Class I	NII	$0.4337	December 17, 2018	December 13, 2018
Class O	NII	$0.0000	December 17, 2018	December 13, 2018
Class P3	NII	$0.3232	December 17, 2018	December 13, 2018
Class R	NII	$0.2929	December 17, 2018	December 13, 2018
Class R6	NII	$0.4361	December 17, 2018	December 13, 2018
Class W	NII	$0.4146	December 17, 2018	December 13, 2018
All Classes	STCG	$0.0766	December 17, 2018	December 13, 2018
All Classes	LTCG	$1.4530	December 17, 2018	December 13, 2018
Small Company
Class A	NII	$0.0000	December 17, 2018	December 13, 2018
Class C	NII	$0.0000	December 17, 2018	December 13, 2018
Class I	NII	$0.0237	December 17, 2018	December 13, 2018
Class O	NII	$0.0000	December 17, 2018	December 13, 2018
Class P3	NII	$0.0410	December 17, 2018	December 13, 2018
Class R	NII	$0.0026	December 17, 2018	December 13, 2018
Class R6	NII	$0.0409	December 17, 2018	December 13, 2018
Class W	NII	$0.0002	December 17, 2018	December 13, 2018
All Classes	STCG	$0.8125	December 17, 2018	December 13, 2018
All Classes	LTCG	$1.5375	December 17, 2018	December 13, 2018

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.3%
	Communication Services: 8.4%
304,811	AT&T, Inc.	$9,522,296	1.0
31,337 (1)	Charter Communications, Inc.	10,316,141	1.1
289,233	Comcast Corp. - Class A	11,282,979	1.2
222,225	Twenty-First Century Fox, Inc. - Class A	10,993,471	1.1
190,087	Verizon Communications, Inc.	11,462,246	1.2
87,786	Walt Disney Co.	10,138,405	1.0
68,861 (2)	Other Securities	17,815,768	1.8
		81,531,306	8.4
	Consumer Discretionary: 10.1%
5,172 (1)	Booking Holdings, Inc.	9,784,803	1.0
1,103,660	Ford Motor Co.	10,385,441	1.1
302,547	General Motors Co.	11,481,659	1.2
61,170	McDonald’s Corp.	11,531,157	1.2
177,656	Starbucks Corp.	11,853,208	1.2
380,180 (2)	Other Securities	43,140,631	4.4
		98,176,899	10.1
	Consumer Staples: 12.0%
221,403	Coca-Cola Co.	11,158,711	1.2
152,656	Colgate-Palmolive Co.	9,696,709	1.0
43,533	Costco Wholesale Corp.	10,068,312	1.0
185,079	Kraft Heinz Co.	9,461,239	1.0
236,518	Mondelez International, Inc.	10,638,580	1.1
91,731	PepsiCo, Inc.	11,185,678	1.2
124,975	Philip Morris International, Inc.	10,814,087	1.1
122,940	Procter & Gamble Co.	11,619,059	1.2
138,014	Walgreens Boots Alliance, Inc.	11,685,645	1.2
108,220	Walmart, Inc.	10,567,683	1.1
167,629	Other Securities	9,191,098	0.9
		116,086,801	12.0
	Energy: 6.4%
83,179	Chevron Corp.	9,893,310	1.0
118,768	Exxon Mobil Corp.	9,442,056	1.0
580,113	Kinder Morgan, Inc.	9,902,529	1.0
674,410	Other Securities	32,914,095	3.4
		62,151,990	6.4
	Financials: 14.9%
103,788	Allstate Corp.	9,256,852	1.0
94,454	American Express Co.	10,604,351	1.1
340,239	Bank of America Corp.	9,662,787	1.0
197,648	Bank of New York Mellon Corp.	10,141,319	1.0
47,009 (1)	Berkshire Hathaway, Inc. - Class B	10,259,244	1.1
106,712	Capital One Financial Corp.	9,569,932	1.0
88,952	JPMorgan Chase & Co.	9,890,573	1.0
217,202	Metlife, Inc.	9,693,725	1.0
213,247	Morgan Stanley	9,466,034	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
192,458	US Bancorp	$10,481,263	1.1
192,859	Wells Fargo & Co.	10,468,386	1.1
396,486	Other Securities	34,952,401	3.5
		144,446,867	14.9
	Health Care: 16.6%
139,507	Abbott Laboratories	10,330,493	1.1
108,209	AbbVie, Inc.	10,200,863	1.0
48,767	Amgen, Inc.	10,155,728	1.0
28,647 (1)	Biogen, Inc.	9,560,077	1.0
129,340	CVS Health Corp.	10,373,068	1.1
94,165	Danaher Corp.	10,314,834	1.1
95,480	Eli Lilly & Co.	11,327,747	1.2
133,021	Gilead Sciences, Inc.	9,569,531	1.0
73,699	Johnson & Johnson	10,826,383	1.1
104,266	Medtronic PLC	10,169,063	1.0
144,044	Merck & Co., Inc.	11,428,451	1.2
232,045	Pfizer, Inc.	10,727,440	1.1
38,491	UnitedHealth Group, Inc.	10,829,828	1.1
332,040 (2)	Other Securities	25,406,467	2.6
		161,219,973	16.6
	Industrials: 11.6%
48,483	3M Co.	10,080,585	1.1
27,727	Boeing Co.	9,614,615	1.0
66,812	Caterpillar, Inc.	9,064,384	1.0
42,321	FedEx Corp.	9,691,509	1.0
50,410	General Dynamics Corp.	9,320,305	1.0
62,191	Union Pacific Corp.	9,563,732	1.0
87,268	United Parcel Service, Inc. - Class B	10,061,128	1.0
346,094	Other Securities	44,400,430	4.5
		111,796,688	11.6
	Information Technology: 11.7%
59,904	Accenture PLC	9,855,406	1.0
210,775	Cisco Systems, Inc.	10,089,799	1.1
222,031	Intel Corp.	10,948,349	1.1
89,038	Microsoft Corp.	9,873,424	1.0
197,075	Oracle Corp.	9,609,377	1.0
114,472 (1)	PayPal Holdings, Inc.	9,822,842	1.0
94,947	Texas Instruments, Inc.	9,480,458	1.0
67,903	Visa, Inc. - Class A	9,622,534	1.0
300,403	Other Securities	33,932,545	3.5
		113,234,734	11.7
	Materials: 0.9%
155,927	Other Securities	9,020,377	0.9
	Real Estate: 1.1%
58,054	Simon Property Group, Inc.	10,780,047	1.1
	Utilities: 4.6%
129,045	Duke Energy Corp.	11,429,515	1.2
237,953	Exelon Corp.	11,038,640	1.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
61,518	NextEra Energy, Inc.	$11,178,436	1.2
235,587	Southern Co.	11,150,333	1.1
		44,796,924	4.6
	Total Common Stock (Cost $612,657,593)	953,242,606	98.3
SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.4%
13,393,000 (3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100% (Cost $13,393,000)	13,393,000	1.4
	Total Short-Term Investments (Cost $13,393,000)	13,393,000	1.4

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $626,050,593)	$966,635,606	99.7
Assets in Excess of Other Liabilities	2,741,103	0.3
Net Assets	$969,376,709	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Rate shown is the 7-day yield as of November 30, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$953,242,606	$—	$—	$953,242,606
Short-Term Investments	13,393,000	—	—	13,393,000
Total Investments, at fair value	$966,635,606	$—	$—	$966,635,606
Other Financial Instruments+
Futures	595,591	—	—	595,591
Total Assets	$967,231,197	$—	$—	$967,231,197

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2018, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	116	12/21/18	$15,998,140	$595,591
			$15,998,140	$595,591

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of November 30, 2018 (Unaudited) (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of November 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$595,591
Total Asset Derivatives		$595,591

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended November 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$211,037
Total	$211,037

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$684,267
Total	$684,267

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $634,276,502.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$363,408,481
Gross Unrealized Depreciation	(30,453,786)
Net Unrealized Appreciation	$332,954,695

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.4%
		Communication Services: 1.4%
674,954 (1)		Other Securities	$8,515,640	1.4
		Consumer Discretionary: 8.1%
47,667		Childrens Place, Inc./The	6,179,550	1.0
1,619,218 (1)		Other Securities	44,366,972	7.1
			50,546,522	8.1
		Consumer Staples: 2.2%
162,995 (2)		Performance Food Group Co.	5,616,808	0.9
378,116 (1)		Other Securities	8,150,973	1.3
			13,767,781	2.2
		Energy: 3.4%
2,110,120 (1)		Other Securities	21,326,470	3.4
		Financials: 22.5%
265,790		CenterState Bank Corp.	6,647,408	1.1
136,060		Houlihan Lokey, Inc.	5,755,338	0.9
111,619		Independent Bank Group, Inc.	6,386,839	1.0
81,330		Kemper Corp.	6,189,213	1.0
153,157		MB Financial, Inc.	7,026,843	1.1
348,230		Radian Group, Inc.	6,407,432	1.0
368,214		Redwood Trust, Inc.	6,145,492	1.0
107,780		Selective Insurance Group	7,153,359	1.2
204,741		Simmons First National Corp.	6,019,386	1.0
156,197		Stifel Financial Corp.	7,539,629	1.2
193,111		Union Bankshares Corp.	6,836,129	1.1
77,592		Wintrust Financial Corp.	6,001,741	1.0
156,220		WSFS Financial Corp.	6,572,175	1.1
2,115,007 (1)		Other Securities	54,884,828	8.8
			139,565,812	22.5
		Health Care: 11.9%
49,254 (2)		Amedisys, Inc.	6,710,857	1.1
102,881 (2)		AMN Healthcare Services, Inc.	6,553,520	1.1
85,707 (2)		Medidata Solutions, Inc.	6,617,437	1.1
141,924 (2)		Tivity Health, Inc.	5,813,207	0.9
224,875 (2)		Wright Medical Group NV	6,287,505	1.0
1,668,669	(1)(3)	Other Securities	41,665,249	6.7
			73,647,775	11.9
		Industrials: 17.7%
107,729 (2)		Atlas Air Worldwide Holdings, Inc.	5,736,569	0.9
118,791		Barnes Group, Inc.	7,133,400	1.1
183,093 (2)		Casella Waste Systems, Inc.	5,977,986	1.0
52,950		Curtiss-Wright Corp.	5,845,680	0.9
93,997		EMCOR Group, Inc.	6,848,621	1.1
67,229		GATX Corp.	5,614,294	0.9
133,213		Granite Construction, Inc.	6,744,574	1.1
131,368 (4)		Healthcare Services Group, Inc.	6,200,570	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
86,415	ICF International, Inc.	$6,051,642	1.0
75,432	Regal Beloit Corp.	5,897,274	1.0
150,917 (2)	SPX FLOW, Inc.	5,663,915	0.9
87,097	Watts Water Technologies, Inc.	6,424,275	1.0
166,549	Werner Enterprises, Inc.	5,639,349	0.9
87,444	Woodward, Inc.	7,317,314	1.2
896,989 (1)	Other Securities	22,800,912	3.7
		109,896,375	17.7
	Information Technology: 14.0%
232,264 (2)	ACI Worldwide, Inc.	6,707,784	1.1
43,092 (2)	CACI International, Inc.	7,106,302	1.1
237,337	Entegris, Inc.	6,977,708	1.1
106,999	j2 Global, Inc.	7,897,596	1.3
100,874 (2)	Plexus Corp.	6,157,349	1.0
82,405	SYNNEX Corp.	6,653,380	1.1
1,470,642 (1)	Other Securities	45,185,797	7.3
		86,685,916	14.0
	Materials: 4.2%
170,627	PolyOne Corp.	5,736,479	0.9
594,995	Other Securities	20,288,764	3.3
		26,025,243	4.2
	Real Estate: 7.3%
244,797	Americold Realty Trust	6,560,560	1.0
835,095	Cousins Properties, Inc.	7,056,553	1.1
360,442	Easterly Government Properties, Inc.	6,567,253	1.1
234,046	First Industrial Realty Trust, Inc.	7,503,515	1.2
384,587	Physicians Realty Trust	6,849,494	1.1
659,832	Other Securities	10,945,438	1.8
		45,482,813	7.3
	Utilities: 3.7%
93,469	Black Hills Corp.	6,188,583	1.0
72,056	Idacorp, Inc.	7,078,781	1.1
118,007	Portland General Electric Co.	5,682,037	0.9
66,427	Other Securities	4,248,671	0.7
		23,198,072	3.7
	Total Common Stock (Cost $634,312,734)	598,658,419	96.4
EXCHANGE-TRADED FUNDS: 1.1%
44,665	iShares Russell 2000 ETF	6,816,773	1.1
	Total Exchange-Traded Funds (Cost $6,838,363)	6,816,773	1.1
	Total Long-Term Investments (Cost $641,151,097)	605,475,192	97.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateral(5): 1.3%
417,369	Bank of Nova Scotia, Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $417,447, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $425,797, due 04/30/19-09/09/49)	$417,369	0.1
1,983,459	Barclays Capital, Inc., Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $1,983,829, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $2,023,128, due 12/06/18-09/09/49)	1,983,459	0.3
1,983,459	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $1,983,832, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,023,128, due 12/25/18-10/20/68)	1,983,459	0.3
1,983,459	Millennium Fixed Income Ltd., Repurchase Agreement dated 11/30/18, 2.48%, due 12/03/18 (Repurchase Amount $1,983,863, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $2,023,128, due 02/29/20-08/15/44)	1,983,459	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
1,983,459	National Bank Financial, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $1,983,832, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $2,023,140, due 12/03/18-09/09/49)	$1,983,459	0.3
		8,351,205	1.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
12,373,000 (6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100% (Cost $12,373,000)	12,373,000	2.0
	Total Short-Term Investments (Cost $20,724,205)	20,724,205	3.3
	Total Investments in Securities (Cost $661,875,302)	$626,199,397	100.8
	Liabilities in Excess of Other Assets	(4,862,951)	(0.8)
	Net Assets	$621,336,446	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of November 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$598,658,419	$—	$—	$598,658,419
Exchange-Traded Funds	6,816,773	—	—	6,816,773
Short-Term Investments	12,373,000	8,351,205	—	20,724,205
Total Investments, at fair value	$617,848,192	$8,351,205	$—	$626,199,397

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $665,310,677.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$31,885,939
Gross Unrealized Depreciation	(70,997,219)
Net Unrealized Depreciation	$(39,111,280)

See Accompanying Notes to Financial Statements

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2018, the Board of Directors (“Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund, each a series of the Company (the “Funds”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Fund (“Selected Peer Group”) based on that Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Funds, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Funds as set forth in the Management Contracts, including oversight of the Funds’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Funds under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Funds and the level of resources committed to the Funds (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Funds.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing separate analyses of each Fund’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Funds have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Funds, including whether the Manager intends to propose any changes thereto. For each Fund, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Fund, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Fund both with and without taking into account the profitability of the distributor of the Funds and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Funds. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Funds, including their ability to engage in soft-dollar transactions on behalf of the Funds. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Funds and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund-by-Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or
November 16, 2018 meetings in relation to approving each Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding each Fund’s most recent performance, asset levels, and asset flows. Each Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
Voya Corporate Leaders® 100 Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Corporate Leaders® 100 Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the third quintile of its Morningstar category for the three-year and five-year periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the year-to-date period; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account Management’s discussion regarding the impact of security selection on the Fund’s performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Fund
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the second quintile of its Morningstar category for the three-year, five-year and ten-year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the one-year period; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163306          (1118-012319)

Semi-Annual Report
November 30, 2018
Classes A, C, I, O, P3, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, and instructions are provided, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you are viewing this document online or did not receive instructions and you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
Recent economic and geopolitical developments have given investors reasons to be cautious as we head towards year-end. The investment implications of this environment will be with us for a while as the markets vacillate between views of a soft landing and a recession. Plenty of concerns remain and markets will be collecting, weighing and balancing the data, as they always do.
Though we believe the economic background seems supportive, the financial markets have been turbulent as investors struggle with risks of slowing global growth and corporate earnings in 2019, the prospect of higher interest rates from the U.S. Federal Reserve Board (“Fed”) and the ongoing uncertainties of U.S. trade relations and geopolitical tensions.
As we look ahead to 2019, we expect economic and earnings growth to slow but not stall. By most measures, the economy looks quite strong, in our opinion. Inflation is at the Fed’s target level, the unemployment rate stands at multi-decade lows, manufacturing activity is robust and consumer spending has been resilient. In our view, recession risks still appear low in the United States, the euro zone and Japan. We believe that emerging markets growth potentially could remain at current levels or accelerate a bit.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 21, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2018

As our new fiscal year commenced, the market turmoil in early 2018 was still fresh in the memory. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of May, the Index was up a slim 0.95% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., as investors seemed resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and a small, uneven recovery in November left the Index down 0.42% for the fiscal half-year. (The Index returned -1.67% for the six-months ended November 30, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. Yet investors seemed skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The October report announced an unemployment rate of 3.68%, the lowest since 1969. In September, the FOMC raised rates for the third time this year, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 3.1% year-over-year rate shown in the November employment report was the highest since 2009, it did not seem particularly dangerous. The inflation measure preferred by the Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a further deterioration in trade tensions could only weaken both. Growth in Europe and China was declining. In the U.S., the boost from tax cuts and increased government spending would fade. For corporations, costs were rising and the strong dollar was depressing overseas earnings. And the expansion was already the second longest on record.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal half-year. In August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years and close to yield curve inversion, before ending November at 0.21%. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.30%, the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 1.25%, amid heavy issuance of BBB paper. But the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) edged up 0.30%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.02%. But this included a 4.85% jump in the last week of November, the largest weekly increase in seven years, fueled by hopes of a breakthrough on trade at the upcoming G20 meetings, and by more soothing language from Chairman Powell on the prospects for rate increases. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010. Health care was the top performer, up 16.27%. Energy was the weakest sector, down 11.57%, the price of a barrel of oil having fallen by about one third since early October.
In currencies, the dollar rose 3.30% against the euro, 4.29% against the pound and 4.36% against the yen. From mid-April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets had been shaken by the upsurge in volatility in early 2018 and were again in October on the concerns described above. MSCI Japan® Index fell 2.92% for the fiscal half-year, after a 9% slump in October. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 4.84%. Political worries resurfaced in Italy with the election of a high-spending populist government, to add to those caused by cooling economic indicators and threats to global trade. MSCI UK® Index slumped 6.87%. Pessimism about the Brexit outcome and global growth, together with falling oil prices hit the financials, energy and materials sectors. Specific weakness in one heavily weighted consumer staples constituent added to the losses.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Sector Diversification as of November 30, 2018 (as a percentage of net assets)

Information Technology	15.8%
Financials	15.7%
Industrials	14.4%
Consumer Discretionary	12.3%
Health Care	10.2%
Real Estate	9.5%
Materials	6.0%
Utilities	5.6%
Energy	4.1%
Consumer Staples	3.6%
Communication Services	2.5%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of -4.04% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap”), which returned -2.71% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to security selection. On the sector level, stock selection within the financials and materials sectors had the largest negative impact on performance. By contrast, stock selection within the healthcare and consumer discretionary sectors contributed most favorably to returns.
At the individual stock level, key detractors for the period were overweight positions in McDermott International, Inc., Dana Incorporated and Chemours Co. Key contributors for the period were overweight positions in Fortinet, Inc., Telephone and Data Systems, Inc. and Esterline Technologies Corporation.
Top Ten Holdings as of November 30, 2018 (as a percentage of net assets)

Domino’s Pizza, Inc.	1.2%
IDEX Corp.	1.1%
UGI Corp.	1.0%
Service Corp. International	1.0%
Encompass Health Corp.	1.0%
Hill-Rom Holdings, Inc.	0.9%
Charles River Laboratories International, Inc.	0.9%
Lamar Advertising Co.	0.9%
JetBlue Airways Corp.	0.9%
Toro Co.	0.9%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to emphasize high quality, profitable companies that we believe are relatively undervalued, have growth potential and are favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index. The excess returns on stocks selected through both types of research have shown little correlation in the past. This unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2018*	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio	Expenses Paid During the Period Ended November 30, 2018*
Class A	$1,000.00	$959.60	0.95%	$4.67	$1,000.00	$1,020.31	0.95%	$4.81
Class C	1,000.00	957.70	1.45	7.12	1,000.00	1,017.80	1.45	7.33
Class I	1,000.00	961.30	0.70	3.44	1,000.00	1,021.56	0.70	3.55
Class O	1,000.00	960.30	0.95	4.67	1,000.00	1,020.31	0.95	4.81
Class P3(1)	1,000.00	951.90	0.00	—	1,000.00	1,024.66	0.00	—
Class R	1,000.00	959.00	1.20	5.89	1,000.00	1,019.05	1.20	6.07
Class W	1,000.00	957.30	0.70	3.43	1,000.00	1,021.56	0.70	3.55

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

(1)
Commencement of operations was June 4, 2018. Expenses paid for the actual Fund’s return reflected the 180-day period ended November 30, 2018.

5

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited)

ASSETS:
Investments in securities at fair value+*	$134,714,945
Short-term investments at fair value**	1,525,261
Cash	28,549
Receivables:
Fund shares sold	14,112
Dividends	161,641
Prepaid expenses	48,204
Reimbursement due from manager	20,130
Other assets	19,385
Total assets	136,532,227
LIABILITIES:
Payable for fund shares redeemed	13,489
Payable upon receipt of securities loaned	1,083,261
Payable for investment management fees	60,690
Payable for distribution and shareholder service fees	30,360
Payable for directors fees	743
Payable to directors under the deferred compensation plan (Note 6)	19,385
Other accrued expenses and liabilities	180,903
Total liabilities	1,388,831
NET ASSETS	$135,143,396
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$115,495,563
Total distributable earnings	19,647,833
NET ASSETS	$135,143,396
+ Including securities loaned at value	$1,050,094
* Cost of investments in securities	$128,631,229
** Cost of short-term investments	$1,525,261
See Accompanying Notes to Financial Statements
6

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited) (continued)

Class A
Net assets	$106,159,205
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,377,945
Net asset value and redemption price per share†	$16.64
Maximum offering price per share (5.75%)(1)	$17.66
Class C
Net assets	$4,579,273
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	297,623
Net asset value and redemption price per share†	$15.39
Class I
Net assets	$8,039,951
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	469,129
Net asset value and redemption price per share	$17.14
Class O
Net assets	$3,654,329
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	218,679
Net asset value and redemption price per share	$16.71
Class P3
Net assets	$2,872
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	167
Net asset value and redemption price per share	$17.20
Class R
Net assets	$12,590,310
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	769,617
Net asset value and redemption price per share	$16.36
Class W
Net assets	$117,456
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	6,891
Net asset value and redemption price per share	$17.05

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
7

STATEMENT OF OPERATIONS for the six months ended November 30, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,241,267
Securities lending income, net	7,379
Total investment income	1,248,646
EXPENSES:
Investment management fees	410,096
Distribution and shareholder service fees:
Class A	75,459
Class C	19,007
Class O	75,822
Class R	34,380
Transfer agent fees:
Class A	46,700
Class C	3,856
Class I	4,117
Class O	45,345
Class P3	14
Class R	10,459
Class W	106
Shareholder reporting expense	12,810
Registration fees	61,655
Professional fees	20,862
Custody and accounting expense	14,355
Directors fees	2,974
License fee	7,457
Miscellaneous expense	16,480
Interest expense	930
Total expenses	862,884
Waived and reimbursed fees	(138,444)
Net expenses	724,440
Net investment income	524,206
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,984,659
Net realized gain	3,984,659
Net change in unrealized appreciation (depreciation) on:
Investments	(10,163,798)
Net change in unrealized appreciation (depreciation)	(10,163,798)
Net realized and unrealized loss	(6,179,139)
Decrease in net assets resulting from operations	$(5,654,933)

See Accompanying Notes to Financial Statements
8

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income	$524,206	$765,643
Net realized gain	3,984,659	13,536,492
Net change in unrealized appreciation (depreciation)	(10,163,798)	1,169,349
Increase (decrease) in net assets resulting from operations	(5,654,933)	15,471,484
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	—	(3,329,102)
Class C	—	(446,199)
Class I	—	(759,516)
Class O	—	(5,865,205)
Class R	—	(1,042,057)
Class W	—	(17,610)
Total distributions	—	(11,459,689)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	69,432,473	12,829,251
Reinvestment of distributions	—	5,615,083
	69,432,473	18,444,334
Cost of shares redeemed	(82,898,489)	(29,267,870)
Net decrease in net assets resulting from capital share transactions	(13,466,016)	(10,823,536)
Net decrease in net assets	(19,120,949)	(6,811,741)
NET ASSETS:
Beginning of year or period	154,264,345	161,076,086
End of year or period	$135,143,396	$154,264,345

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 13).

See Accompanying Notes to Financial Statements
9

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
11-30-18+	17.34	0.06•	(0.76)	(0.70)	—	—	—	—	—	16.64	(4.04)	1.14	0.95	0.95	0.72	106,159	36
05-31-18	16.93	0.09	1.61	1.70	0.08	1.21	—	1.29	—	17.34	10.16	1.12	0.98	0.98	0.50	45,219	83
05-31-17	14.97	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.93	14.97	1.12	0.99	0.99	0.63	48,554	90
05-31-16	16.66	0.23	(0.98)	(0.75)	0.19	0.75	—	0.94	—	14.97	(4.08)	1.11	0.99	0.99	1.49	44,983	143
05-31-15	19.67	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.66	7.96	1.03	0.99	0.99	1.23	56,826	73
05-31-14	18.22	0.09	3.01	3.10	0.04	1.61	—	1.65	—	19.67	17.57	1.01	0.99	0.99	0.45	58,939	122
Class C
11-30-18+	16.07	0.02	(0.70)	(0.68)	—	—	—	—	—	15.39	(4.23)	1.64	1.45	1.45	0.22	4,579	36
05-31-18	15.77	0.01	1.50	1.51	—	1.21	—	1.21	—	16.07	9.65	1.62	1.48	1.48	(0.00)*	5,315	83
05-31-17	13.97	0.03	1.97	2.00	0.06	0.14	—	0.20	—	15.77	14.36	1.62	1.49	1.49	0.13	6,634	90
05-31-16	15.60	0.15	(0.92)	(0.77)	0.11	0.75	—	0.86	—	13.97	(4.54)	1.61	1.49	1.49	0.98	7,373	143
05-31-15	18.68	0.13•	1.16	1.29	0.22	4.15	—	4.37	—	15.60	7.41	1.53	1.49	1.49	0.74	8,718	73
05-31-14	17.42	(0.01)	2.88	2.87	—	1.61	—	1.61	—	18.68	17.03	1.51	1.49	1.49	(0.05)	9,463	122
Class I
11-30-18+	17.83	0.09•	(0.78)	(0.69)	—	—	—	—	—	17.14	(3.87)	0.82	0.70	0.70	0.96	8,040	36
05-31-18	17.38	0.13	1.66	1.79	0.13	1.21	—	1.34	—	17.83	10.43	0.82	0.73	0.73	0.75	9,844	83
05-31-17	15.35	0.15•	2.19	2.34	0.17	0.14	—	0.31	—	17.38	15.29	0.82	0.74	0.74	0.89	9,569	90
05-31-16	17.06	0.28	(1.00)	(0.72)	0.24	0.75	—	0.99	—	15.35	(3.82)	0.80	0.74	0.74	1.74	9,620	143
05-31-15	20.06	0.29•	1.24	1.53	0.38	4.15	—	4.53	—	17.06	8.20	0.70	0.70	0.70	1.52	12,190	73
05-31-14	18.52	0.15	3.07	3.22	0.07	1.61	—	1.68	—	20.06	18.00	0.67	0.67	0.67	0.77	13,478	122
Class O
11-30-18+	17.40	0.07•	(0.76)	(0.69)	—	—	—	—	—	16.71	(3.97)	1.14	0.95	0.95	0.74	3,654	36
05-31-18	16.98	0.09	1.63	1.72	0.09	1.21	—	1.30	—	17.40	10.21	1.12	0.98	0.98	0.50	79,780	83
05-31-17	15.02	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.98	14.91	1.12	0.99	0.99	0.63	81,066	90
05-31-16	16.71	0.23	(0.97)	(0.74)	0.20	0.75	—	0.95	—	15.02	(4.05)	1.11	0.99	0.99	1.49	78,693	143
05-31-15	19.72	0.23•	1.23	1.46	0.32	4.15	—	4.47	—	16.71	7.93	1.03	0.99	0.99	1.24	92,467	73
05-31-14	18.26	0.09	3.02	3.11	0.04	1.61	—	1.65	—	19.72	17.60	1.01	0.99	0.99	0.45	97,002	122
Class P3
06-04-18(4) - 11-30-18+	18.07	0.15•	(1.02)	(0.87)	—	—	—	—	—	17.20	(4.81)	1.67	0.00*	0.00*	1.70	3	36
See Accompanying Notes to Financial Statements
10

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class R
11-30-18+	17.06	0.04•	(0.74)	(0.70)	—	—	—	—	—	16.36	(4.10)	1.39	1.20	1.20	0.48	12,590	36
05-31-18	16.67	0.05	1.59	1.64	0.04	1.21	—	1.25	—	17.06	9.93	1.37	1.23	1.23	0.25	13,969	83
05-31-17	14.75	0.06	2.10	2.16	0.10	0.14	—	0.24	—	16.67	14.67	1.37	1.24	1.24	0.38	15,048	90
05-31-16	16.41	0.20	(0.97)	(0.77)	0.14	0.75	—	0.89	—	14.75	(4.29)	1.36	1.24	1.24	1.25	14,352	143
05-31-15	19.45	0.18•	1.21	1.39	0.28	4.15	—	4.43	—	16.41	7.64	1.28	1.24	1.24	0.99	20,193	73
05-31-14	18.04	0.04	2.99	3.03	0.01	1.61	—	1.62	—	19.45	17.36	1.26	1.24	1.24	0.20	17,380	122
Class W
11-30-18+	17.81	0.09•	(0.85)	(0.76)	—	—	—	—	—	17.05	(4.27)	0.89	0.70	0.70	0.97	117	36
05-31-18	17.34	0.14	1.67	1.81	0.13	1.21	—	1.34	—	17.81	10.57	0.87	0.73	0.73	0.71	136	83
05-31-17	15.33	0.15•	2.17	2.32	0.17	0.14	—	0.31	—	17.34	15.19	0.87	0.74	0.74	0.88	205	90
05-31-16	17.04	0.26•	(0.98)	(0.72)	0.24	0.75	—	0.99	—	15.33	(3.80)	0.86	0.74	0.74	1.74	148	143
05-31-15	20.03	0.25•	1.28	1.53	0.37	4.15	—	4.52	—	17.04	8.21	0.78	0.74	0.74	1.37	126	73
05-31-14	18.50	0.15•	3.05	3.20	0.06	1.61	—	1.67	—	20.03	17.89	0.76	0.74	0.74	0.77	70	122

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
11

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class P3, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent

12

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3

13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2018, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$52,554,577	$65,442,165
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class P3 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O	Class R
0.25%	0.75%	0.25%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the period ended November 30, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$638	$—
Contingent Deferred Sales Charges:	$356	$23
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2018, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	8.81%
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

portion of the brokerage commissions to pay certain expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — LICENSING FEE
The Fund pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 31, 2018, the Fund had the following payable included in Other Accrued Expenses and Liabilities of the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Accrued Expenses	Amount
Transfer Agent	$108,062
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.50%, 0.75%, 1.00%, 0.00%, 1.25%, and 0.75% for Class A, Class C, Class I, Class O, Class P3, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2019, the Investment Adviser has further lowered the expense limits to 0.95%, 1.45%, 0.70%, 0.95%, 1.20% and
0.70% for Class A, Class C, Class I, Class O, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of November 30, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, are as follows:
November 30,
2019	2020	2021	Total
$102,454	$140,619	$10,346	$253,419
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Advisor, and the related expiration dates, as of November 30, 2018, are as follows:
	November 30,
	2019	2020	2021	Total
Class A	$23,453	$21,308	$1,694	$46,455
Class C	3,769	3,095	226	7,090
Class R	7,472	6,698	540	14,710
Class O	40,982	36,011	2,978	79,971
Class W	74	96	9	179
The Expense Limitation Agreement is contractual through October 1, 2019 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 18, 2018, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 10 — LINE OF CREDIT (continued)

redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the period ended November 30, 2018, the Fund utilized the line of credit as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
9	$815,111	3.15%

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
11/30/2018	4,153,582	—	—	(383,707)	3,769,875	68,483,207	—	—	(6,463,536)	62,019,671
5/31/2018	140,763	—	183,709	(584,824)	(260,352)	2,443,796	—	3,137,754	(10,183,472)	(4,601,922)
Class C
11/30/2018	7,688	—	—	(40,915)	(33,227)	124,459	—	—	(656,792)	(532,333)
5/31/2018	11,632	—	27,235	(128,677)	(89,810)	185,816	—	431,938	(2,074,547)	(1,456,793)
Class I
11/30/2018	19,470	—	—	(102,535)	(83,065)	349,903	—	—	(1,882,047)	(1,532,144)
5/31/2018	120,674	—	41,890	(161,083)	1,481	2,168,287	—	734,743	(2,842,271)	60,759
Class O
11/30/2018	15,116	—	—	(4,382,353)	(4,367,237)	269,120	—	—	(72,844,947)	(72,575,827)
5/31/2018	417,965	—	16,274	(621,762)	(187,523)	7,219,595	—	278,939	(10,830,332)	(3,331,798)
Class P3
6/4/2018(1) - 11/30/2018	167	—	—	—	167	3,000	—	—	—	3,000
Class R
11/30/2018	11,240	—	—	(60,402)	(49,162)	190,761	—	—	(1,027,078)	(836,317)
5/31/2018	31,425	—	60,730	(176,207)	(84,052)	538,139	—	1,021,488	(2,981,350)	(1,421,723)
Class W
11/30/2018	694	—	—	(1,450)	(756)	12,023	—	—	(24,089)	(12,066)
5/31/2018	15,589	—	584	(20,376)	(4,203)	273,618	—	10,221	(355,898)	(72,059)

(1)
Commencement of operations.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 12 — SECURITIES LENDING (continued)

of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.
The following table represents a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of November 30, 2018:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$229,429	$(229,429)	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	285,799	(285,799)	—
Morgan Stanley & Co. LLC	187,809	(187,809)	—
Nomura Securities International, Inc.	292,820	(292,820)	—
Scotia Capital (USA) INC	54,237	(54,237)	—
Total	$1,050,094	$(1,050,094)	$—

(1)
Collateral with a fair value of  $1,083,261 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund paid no dividends or distributions during the six months ended November 30, 2018. The tax composition of dividends and distributions to shareholders during the year ended May 31, 2018 was as follows:
Ordinary Income	Long-term Capital Gains
$4,275,884	$7,183,805
The estimated tax-basis components of distributable earnings as of November 30, 2018 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$4,544,911	$9,525,916	$5,577,006
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended May 31, 2018 were as follows:
Distributions from net investment income:
Class A	$(218,708)
Class C	—
Class I	(76,207)
Class O	(398,025)
Class R	(34,666)
Class W	(1,754)
$(729,360)
Distributions from net realized gains:
Class A	$(3,110,394)
Class C	(446,199)
Class I	(683,309)
Class O	(5,467,180)
Class R	(1,007,391)
Class W	(15,856)
$(10,730,329)
Undistributed net investment income at end of year	$271,097

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2018, the Fund declared and paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.1447	December 17, 2018	December 13, 2018
Class C	NII	$0.0425	December 17, 2018	December 13, 2018
Class I	NII	$0.1528	December 17, 2018	December 13, 2018
Class O	NII	$0.0000	December 17, 2018	December 13, 2018
Class P3	NII	$0.0934	December 17, 2018	December 13, 2018
Class R	NII	$0.0858	December 17, 2018	December 13, 2018
Class W	NII	$0.1632	December 17, 2018	December 13, 2018
	Type	Per Share Amount	Payable Date	Record Date
All Classes	STCG	$0.4620	December 17, 2018	December 13, 2018
All Classes	LTCG	$1.1643	December 17, 2018	December 13, 2018

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

19

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Communication Services: 2.5%
28,569		Telephone & Data Systems, Inc.	$1,020,770	0.8
100,083	(1)(2)	Other Securities	2,285,004	1.7
			3,305,774	2.5
		Consumer Discretionary: 12.3%
16,956		Brinker International, Inc.	866,112	0.6
16,755		Brunswick Corp.	888,685	0.7
6,312 (3)		Deckers Outdoor Corp.	841,011	0.6
5,750		Domino’s Pizza, Inc.	1,594,590	1.2
335 (3)		NVR, Inc.	820,750	0.6
28,788		Service Corp. International	1,330,006	1.0
278,114	(1)(2)	Other Securities	10,244,321	7.6
			16,585,475	12.3
		Consumer Staples: 3.6%
10,402		Ingredion, Inc.	1,086,593	0.8
12,500		Lamb Weston Holdings, Inc.	958,750	0.7
9,945 (3)		Post Holdings, Inc.	962,179	0.7
50,333	(1)(2)	Other Securities	1,917,410	1.4
			4,924,932	3.6
		Energy: 4.1%
467,148	(1)(2)	Other Securities	5,565,996	4.1
		Financials: 15.7%
21,631		East West Bancorp, Inc.	1,161,368	0.9
21,577		First American Financial Corp.	1,042,816	0.8
52,445		Old Republic International Corp.	1,182,635	0.9
8,436		Primerica, Inc.	1,002,872	0.7
7,640		Reinsurance Group of America, Inc.	1,141,263	0.8
21,698		Synovus Financial Corp.	820,401	0.6
39,559		TCF Financial Corp.	889,682	0.6
11,957		Wintrust Financial Corp.	924,874	0.7
376,960 (2)		Other Securities	13,081,841	9.7
			21,247,752	15.7
		Health Care: 10.2%
9,524 (3)		Charles River Laboratories International, Inc.	1,284,312	0.9
17,494		Encompass Health Corp.	1,315,724	1.0
13,275		Hill-Rom Holdings, Inc.	1,287,144	0.9
9,472 (3)		Masimo Corp.	1,045,898	0.8
138,711 (2)		Other Securities	8,893,721	6.6
			13,826,799	10.2
		Industrials: 14.4%
9,060		Curtiss-Wright Corp.	1,000,224	0.7
13,191		EMCOR Group, Inc.	961,096	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
24,752		Herman Miller, Inc.	$838,103	0.6
10,489		IDEX Corp.	1,441,189	1.1
62,471 (3)		JetBlue Airways Corp.	1,219,434	0.9
10,799		Manpowergroup, Inc.	876,663	0.7
9,143		MSC Industrial Direct Co.	809,978	0.6
21,230		Timken Co.	852,384	0.6
19,183		Toro Co.	1,189,154	0.9
240,895	(1)(2)	Other Securities	10,273,375	7.6
			19,461,600	14.4
		Information Technology: 15.8%
24,402		Avnet, Inc.	1,069,296	0.8
17,621		CDK Global, Inc.	888,098	0.7
5,701 (3)		Fair Isaac Corp.	1,132,390	0.8
36,785		Jabil, Inc.	918,521	0.7
13,067		Maximus, Inc.	929,325	0.7
11,011		MKS Instruments, Inc.	863,923	0.7
30,603 (3)		NCR Corp.	848,009	0.6
40,039		Vishay Intertechnology, Inc.	834,813	0.6
267,793 (2)		Other Securities	13,817,025	10.2
			21,301,400	15.8
		Materials: 6.0%
35,347		Louisiana-Pacific Corp.	808,032	0.6
33,031		Steel Dynamics, Inc.	1,162,691	0.9
148,813		Other Securities	6,126,822	4.5
			8,097,545	6.0
		Real Estate: 9.5%
115,789		Cousins Properties, Inc.	978,417	0.7
30,904		First Industrial Realty Trust, Inc.	990,782	0.7
21,140		Highwoods Properties, Inc.	916,842	0.7
34,540		Hospitality Properties Trust	927,054	0.7
16,135		Lamar Advertising Co.	1,223,678	0.9
217,556	(1)(2)	Other Securities	7,839,872	5.8
			12,876,645	9.5
		Utilities: 5.6%
10,359		Idacorp, Inc.	1,017,668	0.8
15,513		National Fuel Gas Co.	835,375	0.6
15,166		NorthWestern Corp.	970,017	0.7
24,211		UGI Corp.	1,390,922	1.0
76,084		Other Securities	3,307,045	2.5
			7,521,027	5.6
		Total Common Stock (Cost $128,631,229)	134,714,945	99.7

See Accompanying Notes to Financial Statements
20

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:1.1%
	Securities Lending Collateral(4): 0.8%
83,261	Barclays Capital, Inc., Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $83,277, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $84,926, due 12/06/18 – 09/09/49)	$83,261	0.1
1,000,000	Millennium Fixed Income Ltd., Repurchase Agreement dated 11/30/18, 2.48%, due 12/03/18 (Repurchase Amount $1,000,204, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $1,020,000, due 02/29/20 – 08/15/44)	1,000,000	0.7
		1,083,261	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
442,000 (5)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 2.100% (Cost $442,000)	442,000	0.3
Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $1,525,261)	$1,525,261	1.1
Total Investments in Securities (Cost $130,156,490)	$136,240,206	100.8
Liabilities in Excess of Other Assets	(1,096,810)	(0.8)
Net Assets	$135,143,396	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of November 30, 2018.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of November 30, 2018.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Common Stock*	$134,714,945	$—	$—	$134,714,945
Short-Term Investments	442,000	1,083,261	—	1,525,261
Total Investments, at fair value	$135,156,945	$1,083,261	$—	$136,240,206

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
21

Voya Mid Cap Research Enhanced	SUMMARY PORTFOLIO OF INVESTMENTS
Index Fund	as of November 30, 2018 (Unaudited) (continued)

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $130,444,191.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$15,905,237
Gross Unrealized Depreciation	(10,109,222)
Net Unrealized Appreciation	$5,796,015

See Accompanying Notes to Financial Statements
22

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contract AND SUB-ADVISORY CONTRACT
At a meeting held on November 16, 2018, the Board of Directors (“Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Mid Cap Research Enhanced Index Fund, a series of the Company (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of the Management Contract and the Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for

23

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund, including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted the breakpoints in management fee schedules that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, the Fund in addition to the management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers and expense reimbursements. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the, Sub-Adviser are reasonable for the services that each performs, which

24

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or
November 16, 2018 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding the Fund’s most recent performance, asset levels, and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the fourth quintile of its Morningstar category for all periods presented; and (2) the Fund underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the impact of security selection and sector allocation on the Fund’s performance; (2) Management’s discussion of the changes implemented to the Fund’s investment strategies and portfolio management team in May 2016; and (3) Management’s confidence in the ability of the Sub-Adviser to execute the Fund’s investment strategy.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the net expense ratio for the Fund is below the median net expense ratio of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is

25

Advisory and Sub-Advisory Contract Approval Discussion (Unaudited) (continued)

reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the
Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

26

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166400         (1118-012319)

Semi-Annual Report
November 30, 2018
Voya Global Multi-Asset Fund
Classes A, C, I, O, R6 and W
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, and instructions are provided, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you are viewing this document online or did not receive instructions and you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Setting Sail for the New Year
Dear Shareholder,
Recent economic and geopolitical developments have given investors reasons to be cautious as we head towards year-end. The investment implications of this environment will be with us for a while as the markets vacillate between views of a soft landing and a recession. Plenty of concerns remain and markets will be collecting, weighing and balancing the data, as they always do.
Though we believe the economic background seems supportive, the financial markets have been turbulent as investors struggle with risks of slowing global growth and corporate earnings in 2019, the prospect of higher interest rates from the U.S. Federal Reserve Board (“Fed”) and the ongoing uncertainties of U.S. trade relations and geopolitical tensions.
As we look ahead to 2019, we expect economic and earnings growth to slow but not stall. By most measures, the economy looks quite strong, in our opinion. Inflation is at the Fed’s target level, the unemployment rate stands at multi-decade lows, manufacturing activity is robust and consumer spending has been resilient. In our view, recession risks still appear low in the United States, the euro zone and Japan. We believe that emerging markets growth potentially could remain at current levels or accelerate a bit.
We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your financial advisor.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
December 21, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended November 30, 2018

As our new fiscal year commenced, the market turmoil in early 2018 was still fresh in the memory. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, had suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of May, the Index was up a slim 0.95% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., as investors seemed resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and a small, uneven recovery in November left the Index down 0.42% for the fiscal half-year. (The Index returned -1.67% for the six-months ended November 30, 2018, measured in U.S. dollars.)
It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.
Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. Yet investors seemed skeptical that lasting damage would result.
Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The October report announced an unemployment rate of 3.68%, the lowest since 1969. In September, the FOMC raised rates for the third time this year, from 2.00% to 2.25%, with another in December now likely.
The pressure on long-term interest rates, driven by inflationary expectations, was less intense. Accelerating wage growth in a tight labor market should constitute an inflationary threat. Wage growth was edging up, and while the 3.1% year-over-year rate shown in the November employment report was the highest since 2009, it did not seem particularly dangerous. The inflation measure preferred by the Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.
Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a further deterioration in trade tensions could only weaken both. Growth in Europe and China was declining. In the U.S., the boost from tax cuts and increased government spending would fade. For corporations, costs were rising and the strong dollar was depressing overseas earnings. And the expansion was already the second longest on record.
In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal half-year. In August the excess of the 10-year yield over the two-year shrank to just 0.18%, the lowest in over 11 years and close to yield curve inversion, before ending November at 0.21%. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) lost 0.30%, the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index 1.25%, amid heavy issuance of BBB paper. But the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) edged up 0.30%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 3.02%. But this included a 4.85% jump in the last week of November, the largest weekly increase in seven years, fueled by hopes of a breakthrough on trade at the upcoming G20 meetings, and by more soothing language from Chairman Powell on the prospects for rate increases. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010. Health care was the top performer, up 16.27%. Energy was the weakest sector, down 11.57%, the price of a barrel of oil having fallen by about one third since early October.
In currencies, the dollar rose 3.30% against the euro, 4.29% against the pound and 4.36% against the yen. From mid-April, after sustained weakness, dollar strength returned, as strong U.S. economic data increasingly left the rest of the world behind.
International markets had been shaken by the upsurge in volatility in early 2018 and were again in October on the concerns described above. MSCI Japan® Index fell 2.92% for the fiscal half-year, after a 9% slump in October. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 4.84%. Political worries resurfaced in Italy with the election of a high-spending populist government, to add to those caused by cooling economic indicators and threats to global trade. MSCI UK® Index slumped 6.87%. Pessimism about the Brexit outcome and global growth, together with falling oil prices hit the financials, energy and materials sectors. Specific weakness in one heavily weighted consumer staples constituent added to the losses.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
3

Benchmark Descriptions (continued)

Index	Description
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
The S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk® Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Voya Global Multi-Asset Fund (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)(1), reflects these target allocations.
Performance: For the six-month period ended November 30, 2018, the Fund’s Class A shares, excluding sales charges, provided a total return of  -3.35% compared to the S&P Target Risk® Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned -1.57%, -0.30%, -7.97%, 1.89% and -2.87%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed both the S&P Target Risk® Growth Index and its strategic GMA Composite.
The GMA Composite trailed the S&P Target Risk® Growth Index mainly because of a higher allocation to non-U.S. equities, which significantly lagged U.S. equities over the period. Slowing international developed country growth, adverse impact from trade tensions and other geopolitical concerns weighed on non-U.S. equites. Emerging market stocks were particularly hard hit during the summer months as the U.S. dollar strengthened against major and emerging country currencies. The GMA Composite overweight to U.S. small-cap stocks was also a headwind over the period compared to the S&P Target Risk® Growth Index.
The Fund attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the
Target Allocations as of November 30, 2018 (percent of net assets)
Asset Class	Target
U.S. Large-Capitalization Stocks	37.5%
U.S. Mid-Capitalization Stocks	5.0%
U.S. Small-Capitalization Stocks	2.0%
Non-U.S./International Stocks	16.0%
Emerging Markets	5.0%
Commodities	2.5%
Domestic Core Bond	19.0%
Global Bond	3.0%
High Yield	0.0%
Bank Loans	8.0%
Cash	2.0%
Total	100%
GMA Composite asset allocation over the short and medium term. Tactical asset allocation contributed to relative returns over the period before fees and expenses. An overweight to U.S. large cap equites was the primary contributor to excess returns. U.S. assets in general performed much better than non-U.S. over the summer as trade disputes were just heating up. The U.S. economy was strong, corporate profits were robust and sentiment was favorable. An underweight to emerging markets also was a benefit during the period. The largest detractor over the period was an underweight to high yield. Despite unusually tight spreads and signs that indicated an advanced stage of the credit cycle, U.S. high yield performed well over most of the last six months. More recently, however, spreads have widened substantially and the underweight has begun to payoff.
The Fund also attempts to outperform the return of the GMA Composite through the selection of underlying funds, which represent the various asset classes within the GMA Composite. Underlying Fund selection detracted value over the period before fees and expenses. The underlying funds with the highest outperformance versus their asset class benchmarks were Voya Large Cap Growth Fund and Voya Intermediate Bond Fund. The biggest detractors from returns were Voya Multi-Manager Mid Cap Value Fund, Voya Multi-Manager Emerging Markets Fund and Voya Multi-Manager International Equity Fund.
The Fund utilizes derivatives including futures, currency forwards, and total return swaps, to execute some of its systematic tactical asset allocation strategies. These strategies seek to enhance portfolio diversification, and are employed within the Fund’s risk allocation guidelines. For the six-month reporting period, systematic strategies, in aggregate, contributed to performance.
Current Strategy and Outlook: As year-end approaches and we move into 2019, we believe economic and earnings growth will slow but not stall. By most measures, we believe the economy looks quite strong. Inflation is at the Fed’s target, the unemployment rate stands at multi-decade lows, and it is our belief that manufacturing activity is robust and consumer

5

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

spending has been resilient. Against this backdrop, we believe a December rate hike is highly probable. This would be the eighth quarter-point increase over the last two years, and would bring the target rate to 2.25 – 2.50%. With nominal GDP growth running at 5.4% and more hikes projected next year, we believe it will be difficult for the economy to find the fuel needed to power higher levels of output.
Similarly, we believe earnings growth is unlikely to increase much, if at all. Third-quarter 2018 earnings for the S&P 500® grew by 28.3%, the third straight quarter of earnings growth in excess of 20%. Margins are razor thin after years, in large part, to the diligent cutting of corporate costs. Therefore, we believe incremental gains from here will need to come from the top line, which will be difficult to generate given the limited domestic economic potential. In our opinion, there is more hope that growth abroad can surprise to the upside.
The euro zone and Japan both disappointed in 2018, but we believe there are signs that activity should remain above trend next year. We believe the European Central Bank will keep monetary conditions very accommodative for at least the first half of 2019. In our view, this should help tighten labor markets, allow higher real wages and improve consumer and business confidence. We believe Italy will stay with the euro. In our view, fallout from Brexit, if it does occur, will be largely contained to the U.K. We believe Japan may have a tougher road ahead, as Prime Minister Abe confirmed plans to raise the value added tax from 8% to 10% in October. On the other hand, Bank of Japan Governor Kuroda recently stated Japan is too far from its inflation target to consider raising rates, which we believe should cushion some of the fiscal shock. Should a bull case play out, we believe U.S. multinational corporations could benefit from their overseas sales. If the status quo continues, we believe U.S. multinationals should be more insulated than international equities. As a result, we maintain an overweight to U.S. large cap stocks.
U.S.-Sino trade frictions have severely hindered emerging market activity. With no clear sign that the two countries will resolve their differences anytime soon, we believe emerging markets (“EM”) hopes rest on China’s ability to stimulate its economy and on U.S. dollar stability. We believe any pause in Fed rate hike projections would provide a much-needed lift to local currencies. The International Monetary Fund forecasts EM to move higher by 2020. Since we believe the odds for a flat to weak dollar are better than even and valuations are relatively attractive, our portfolios continue to hold an overweight to the EM equity asset class.
Recently, when the 10-year U.S. Treasury yield was well above 3%, we added back some duration into our fixed income portfolios, to bring our underweight close to neutral. This tactical position contributed to performance during the most recent bout of volatility as long rates declined. On the credit side, we prefer quality given the very narrow spreads currently offered, the build-up in corporate credit and the mature stage of the credit cycle.

(1)
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of November 30, 2018, the index allocation is approximately: 4.5% of the S&P 500® Index, 11.5% of the Bloomberg Barclays U.S. Aggregate Bond Index, 26.0% of the MSCI EAFE® Index, 10.5% of the MSCI Emerging Markets IndexSM, 7.5% of the Russell 1000® Growth Index, 9.0% of the Russell 1000® Value Index, 2.0% of the Russell 2000® Index, 5.0% of the Russell Midcap® Index, 3.0 % of the Bloomberg Barclays Global Aggregate Index, 6.0% of the Bloomberg Barclays High Yield Bond Index, 8.0% of S&P/LSTA Leveraged Loan Index, 1% of the MSCI U.S. REIT® Index, 2.0% U.S. Treasury Bill 3M, 1.5% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index and 2.5% of Bloomberg Commodity Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2018**	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended November 30, 2018**
Class A	$1,000.00	$966.50	0.57%	$2.81	$1,000.00	$1,022.21	0.57%	$2.89
Class C	1,000.00	962.50	1.32	6.49	1,000.00	1,018.45	1.32	6.68
Class I	1,000.00	967.80	0.32	1.58	1,000.00	1,023.46	0.32	1.62
Class O	1,000.00	963.70	0.57	2.81	1,000.00	1,022.21	0.57	2.89
Class R6	1,000.00	961.80	0.32	0.54	1,000.00	1,023.46	0.32	1.62
Class W	1,000.00	966.90	0.32	1.58	1,000.00	1,023.46	0.32	1.62

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

7

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited)

ASSETS:
Investments in securities at fair value*	$37,199
Investments in affiliated underlying funds at fair value**	89,045,092
Investments in unaffiliated underlying funds at fair value***	51,093,144
Short-term investments at fair value****	554,998
Cash collateral for futures	2,469,046
Receivables:
Fund shares sold	4,617
Dividends	1,014
Interest	159
Unrealized appreciation on forward foreign currency contracts	39,286
Prepaid expenses	53,293
Reimbursement due from manager	12,278
Other assets	21,491
Total assets	143,331,617
LIABILITIES:
Payable for fund shares redeemed	130,028
Payable for foreign cash collateral for futures*****	45,000
Unrealized depreciation on forward foreign currency contracts	119,791
Payable for investment management fees	38,147
Payable for distribution and shareholder service fees	35,036
Payable for directors fees	763
Payable to directors under the deferred compensation plan (Note 6)	21,491
Other accrued expenses and liabilities	147,000
Total liabilities	537,256
NET ASSETS	$142,794,361
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$132,994,372
Total distributable earnings	9,799,989
NET ASSETS	$142,794,361
* Cost of investments in securities	$36,603
** Cost of investments in affiliated underlying funds	$83,438,430
*** Cost of investments in unaffiliated underlying funds	$49,059,878
**** Cost of short-term investments	$554,998
***** Cost of payable for foreign cash collateral for futures	$44,856
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of November 30, 2018 (Unaudited) (continued)

Class A
Net assets	$115,172,620
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	9,988,192
Net asset value and redemption price per share†	$11.53
Maximum offering price per share (5.75%)(1)	$12.23
Class C
Net assets	$13,300,968
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,151,259
Net asset value and redemption price per share†	$11.55
Class I
Net assets	$12,457,556
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,063,141
Net asset value and redemption price per share	$11.72
Class O
Net assets	$1,768,089
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	154,625
Net asset value and redemption price per share	$11.43
Class R6
Net assets	$3,005
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	260
Net asset value and redemption price per share	$11.58
Class W
Net assets	$92,123
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	7,871
Net asset value and redemption price per share	$11.70

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the six months ended November 30, 2018 (Unaudited)

INVESTMENT INCOME:
Interest	$4,223
Dividends from affiliated underlying funds	629,440
Dividends from unaffiliated underlying funds	460,779
Total investment income	1,094,442
EXPENSES:
Investment management fees	202,447
Distribution and shareholder service fees:
Class A	100,352
Class C	72,529
Class O	56,252
Transfer agent fees:
Class A	60,687
Class C	11,783
Class I	7,928
Class O	40,869
Class R6	22
Class W	81
Shareholder reporting expense	16,475
Registration fees	46,921
Professional fees	19,581
Custody and accounting expense	8,240
Directors fees	3,052
Miscellaneous expense	15,190
Total expenses	662,409
Waived and reimbursed fees	(187,937)
Net expenses	474,472
Net investment income	619,970
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	57,803
Sale of affiliated underlying funds	835,427
Sale of unaffiliated underlying funds	566,958
Forward foreign currency contracts	(4,643)
Foreign currency related transactions	30,745
Futures	1,318,610
Net realized gain	2,804,900
Net change in unrealized appreciation (depreciation) on:
Investments	(400)
Affiliated underlying funds	(7,032,913)
Unaffiliated underlying funds	(1,264,931)
Forward foreign currency contracts	(20,977)
Foreign currency related transactions	1,693
Futures	(146,177)
Net change in unrealized appreciation (depreciation)	(8,463,705)
Net realized and unrealized loss	(5,658,805)
Decrease in net assets resulting from operations	$(5,038,835)
See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
FROM OPERATIONS:
Net investment income	$619,970	$2,753,838
Net realized gain	2,804,900	9,586,981
Net change in unrealized appreciation (depreciation)	(8,463,705)	1,501,062
Increase (decrease) in net assets resulting from operations	(5,038,835)	13,841,881
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class A	—	(1,868,649)
Class C	—	(280,010)
Class I	—	(408,455)
Class O	—	(1,651,092)
Class R6	—	(90)
Class W	—	(2,538)
Total distributions	—	(4,210,834)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	55,369,885	9,885,873
Reinvestment of distributions	—	2,299,983
	55,369,885	12,185,856
Cost of shares redeemed	(66,330,682)	(20,184,724)
Net decrease in net assets resulting from capital share transactions	(10,960,797)	(7,998,868)
Net increase (decrease) in net assets	(15,999,632)	1,632,179
NET ASSETS:
Beginning of year or period	158,793,993	157,161,814
End of year or period	$142,794,361	$158,793,993

(1)
Certain prior period amounts have been reclassified to conform to the current year presentation (Note 11).

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
11-30-18+	11.93	0.05•	(0.45)	(0.40)	—	—	—	—	—	11.53	(3.35)	0.82	0.57	0.57	0.77	115,173	51
05-31-18	11.24	0.22	0.79	1.01	0.32	—	—	0.32	—	11.93	8.99	0.87	0.52	0.52	1.76	69,448	78
05-31-17	10.33	0.22	0.88	1.10	0.19	—	—	0.19	—	11.24	10.83	0.85	0.52	0.52	2.01	69,235	102
05-31-16	10.83	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.33	(3.10)	0.80	0.45	0.45	1.22	67,601	65
05-31-15	10.82	0.14•	0.16	0.30	0.29	—	—	0.29	—	10.83	2.86	0.71	0.38	0.38	1.33	86,884	38
05-31-14	9.91	0.14	1.00	1.14	0.23	—	—	0.23	—	10.82	11.57	0.75	0.37	0.37	1.37	86,914	46
Class C
11-30-18+	12.00	0.01	(0.46)	(0.45)	—	—	—	—	—	11.55	(3.75)	1.57	1.32	1.32	0.12	13,301	51
05-31-18	11.29	0.12	0.80	0.92	0.21	—	—	0.21	—	12.00	8.18	1.62	1.27	1.27	1.01	15,241	78
05-31-17	10.37	0.14•	0.89	1.03	0.11	—	—	0.11	—	11.29	10.00	1.60	1.27	1.27	1.26	15,758	102
05-31-16	10.87	0.05	(0.47)	(0.42)	0.08	—	—	0.08	—	10.37	(3.86)	1.55	1.20	1.20	0.48	21,959	65
05-31-15	10.86	0.06	0.16	0.22	0.21	—	—	0.21	—	10.87	2.09	1.46	1.13	1.13	0.60	26,229	38
05-31-14	9.95	0.06	1.01	1.07	0.16	—	—	0.16	—	10.86	10.81	1.50	1.12	1.12	0.60	27,300	46
Class I
11-30-18+	12.11	0.07•	(0.46)	(0.39)	—	—	—	—	—	11.72	(3.22)	0.53	0.32	0.32	1.11	12,458	51
05-31-18	11.40	0.24	0.82	1.06	0.35	—	—	0.35	—	12.11	9.31	0.56	0.27	0.27	2.03	13,541	78
05-31-17	10.48	0.25	0.89	1.14	0.22	—	—	0.22	—	11.40	11.06	0.53	0.27	0.27	2.26	13,077	102
05-31-16	10.99	0.16	(0.48)	(0.32)	0.19	—	—	0.19	—	10.48	(2.88)	0.47	0.20	0.20	1.46	12,623	65
05-31-15	10.98	0.18	0.15	0.33	0.32	—	—	0.32	—	10.99	3.09	0.42	0.13	0.13	1.59	14,705	38
05-31-14	10.05	0.17	1.02	1.19	0.26	—	—	0.26	—	10.98	11.94	0.40	0.12	0.12	1.63	15,100	46
Class O
11-30-18+	11.86	0.06•	(0.49)	(0.43)	—	—	—	—	—	11.43	(3.63)	0.82	0.57	0.57	1.02	1,768	51
05-31-18	11.17	0.21	0.80	1.01	0.32	—	—	0.32	—	11.86	9.06	0.87	0.52	0.52	1.76	60,484	78
05-31-17	10.27	0.22	0.88	1.10	0.20	—	—	0.20	—	11.17	10.82	0.85	0.52	0.52	2.01	58,988	102
05-31-16	10.77	0.13	(0.47)	(0.34)	0.16	—	—	0.16	—	10.27	(3.10)	0.80	0.45	0.45	1.21	57,455	65
05-31-15	10.77	0.15	0.14	0.29	0.29	—	—	0.29	—	10.77	2.79	0.71	0.38	0.38	1.34	62,183	38
05-31-14	9.86	0.14	1.00	1.14	0.23	—	—	0.23	—	10.77	11.64	0.75	0.37	0.37	1.37	65,315	46
Class R6
11-30-18+	12.04	0.07•	(0.53)	(0.46)	—	—	—	—	—	11.58	(3.82)	1.78	0.32	0.32	1.11	3	51
09-29-17(5) - 05-31-18	11.90	0.19•	0.31	0.50	0.36	—	—	0.36	—	12.04	4.16	1.09	0.27	0.27	2.30	3	78
See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class W
11-30-18+	12.10	0.07•	(0.47)	(0.40)	—	—	—	—	—	11.70	(3.31)	0.57	0.32	0.32	1.13	92	51
05-31-18	11.39	0.23•	0.83	1.06	0.35	—	—	0.35	—	12.10	9.29	0.62	0.27	0.27	1.91	78	78
05-31-17	10.48	0.23	0.91	1.14	0.23	—	—	0.23	—	11.39	11.05	0.60	0.27	0.27	2.24	104	102
05-31-16	10.98	0.16•	(0.47)	(0.31)	0.19	—	—	0.19	—	10.48	(2.76)	0.55	0.20	0.20	1.58	48	65
05-31-15	10.98	0.04•	0.28	0.32	0.32	—	—	0.32	—	10.98	3.05	0.46	0.13	0.13	0.40	91	38
05-31-14	10.05	0.15•	1.04	1.19	0.26	—	—	0.26	—	10.98	11.91	0.50	0.12	0.12	1.47	8	46

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are six separate active investment series that comprise the Company. The series included in this report is Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), a diversified series of the Company.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class O, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing

14

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes

15

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

16

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements

17

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of November 30, 2018, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $39,286 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of November 30, 2018. As of November 30, 2018, there was no collateral received by the Fund from any counterparty.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of November 30, 2018, the Fund had a liability position of  $119,791 on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of November 30, 2018, the Fund could have been required to pay this amount in cash to its counterparties. As of November 30, 2018, the Fund had not pledged any cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the period ended November 30, 2018, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of  $5,027,531 and $5,057,807, respectively. Please refer to the tables following the Portfolio of Investments for open forwards foreign currency contracts at November 30, 2018.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended November 30, 2018, the Fund had purchased and

18

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sold futures contracts on various equity indices and U.S. Treasuries as part of its tactical asset allocation strategies. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the period ended November 30, 2018, the Fund had average notional values on futures contracts purchased and sold of  $17,222,292 and $17,025,805, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at November 30, 2018.
F. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the period ended November 30, 2018, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$75,944,920	$85,564,942
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby

19

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class R6 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class O
0.25%	1.00%	0.25%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class C shares. For the period ended November 30, 2018, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$9,221	$—
Contingent Deferred Sales Charges:	$11	$320
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At November 30, 2018, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At November 30, 2018, Global Multi-Asset had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of the total liabilities:
Accrued Expense	Amount
Transfer Agent	$120,852
NOTE 8 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Class A(1)	Class C(1)	Class I(1)	Class O(1)	Class R6(1)	Class W(1)
1.15%	1.90%	0.90%	1.15%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of November 30, 2018, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

20

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 8 — EXPENSE LIMITATION
AGREEMENT (continued)

November 30,
2019	2020	2021	Total
$327,142	$425,883	$377,106	$1,130,131
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of November 30, 2018, are as follows:
	November 30,
	2019	2020	2021	Total
Class A	$51,023	$43,878	$33,313	$128,214
Class C	16,634	11,876	7,764	36,274
Class O	42,515	37,731	31,173	111,419
Class R6	—	—	19	19
Class W	46	61	51	158
The Expense Limitation Agreement is contractual through October 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 18, 2018, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of  $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund did not utilize the line of credit during the period ended November 30, 2018.

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
11/30/2018	4,656,566	—	—	(487,304)	—	4,169,262	54,251,745	—	—	(5,780,914)	—	48,470,831
5/31/2018	272,888	—	133,190	(747,710)	—	(341,632)	3,251,340	—	1,594,284	(8,871,373)	—	(4,025,749)
Class C
11/30/2018	16,535	—	—	(134,944)	—	(118,409)	200,459	—	—	(1,612,861)	—	(1,412,402)
5/31/2018	80,252	—	22,516	(229,249)	—	(126,481)	958,856	—	271,991	(2,714,828)	—	(1,483,981)
Class I
11/30/2018	29,591	—	—	(84,237)	—	(54,646)	357,571	—	—	(1,021,721)	—	(664,150)
5/31/2018	92,853	—	31,130	(153,136)	—	(29,153)	1,116,809	—	377,922	(1,850,724)	—	(355,993)
Class O
11/30/2018	42,524	—	—	(4,987,223)	—	(4,944,699)	508,756	—	—	(57,881,807)	—	(57,373,051)
5/31/2018	364,947	—	4,467	(550,435)	—	(181,021)	4,343,305	—	53,158	(6,500,531)	—	(2,104,068)
Class R6
11/30/2018	—	—	—	—	—	—	—	—	—	—	—	—
9/29/2017(1) - 5/31/2018	252	—	8	—	—	260	3,000	—	90	—	—	3,090
Class W
11/30/2018	4,260	—	—	(2,830)	—	1,430	51,354	—	—	(33,379)	—	17,975
5/31/2018	17,899	—	209	(20,779)	—	(2,671)	212,563	—	2,538	(247,268)	—	(32,167)

(1)
Commencement of operations.

21

NOTES TO FINANCIAL STATEMENTS as of November 30, 2018 (Unaudited) (continued)

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment incomeand/or net realized capital gains for tax purposes are reported as return of capital.
The Fund paid no dividends or distributions during the six months ended November 30, 2018. Dividends to shareholders from ordinary income were $4,210,834 for the year ended May 31, 2018.
The estimated tax-basis components of distributable earnings as of November 30, 2018 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$2,435,292	$1,947,132	$5,417,565
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of November 30, 2018, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended May 31, 2018 were as follows:
Distributions from net investment income:
Class A	$(1,868,649)
Class C	(280,010)
Class I	(408,455)
Class O	(1,651,092)
Class R6	(90)
Class W	(2,538)
$(4,210,834)
Undistributed net investment income at end of year	$654,879

NOTE 12 — SUBSEQUENT EVENTS
Dividends: Subsequent to November 30, 2018, the Fund declared and paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Class A	NII	$0.2554	January 2, 2019	December 28, 2018
Class C	NII	$0.1427	January 2, 2019	December 28, 2018
Class I	NII	$0.2682	January 2, 2019	December 28, 2018
Class O	NII	$0.2329	January 2, 2019	December 28, 2018
Class R6	NII	$0.1257	January 2, 2019	December 28, 2018
Class W	NII	$0.2696	January 2, 2019	December 28, 2018
All Classes	STCG	$0.0945	January 2, 2019	December 28, 2018
All Classes	LTCG	$0.1586	January 2, 2019	December 28, 2018

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

22

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2018 (Unaudited)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 33.4%
51,327	iShares 1-3 Year Treasury Bond ETF	$4,272,973	3.0
18,686	iShares 20+ Year Treasury Bond ETF	2,155,056	1.5
48,840	iShares Core MSCI EAFE ETF	2,880,583	2.0
59,771	iShares Core MSCI Emerging Markets ETF	2,956,871	2.1
28,747	iShares Core S&P 500 ETF	7,991,666	5.6
80,855	iShares Core U.S. Aggregate Bond ETF	8,480,073	6.0
60,815	iShares Russell 1000 Growth ETF	8,716,006	6.1
82,473	iShares Russell 1000 Value ETF	10,183,766	7.1
	Total Exchange-Traded Funds (Cost $45,342,177)	47,636,994	33.4
MUTUAL FUNDS: 64.8%
	Affiliated Investment Companies: 62.4%
1,154,214	Voya Floating Rate Fund - Class I	11,184,338	7.8
458,078	Voya Global Bond Fund - Class R6	4,264,707	3.0
1,235,073	Voya Intermediate Bond Fund - Class R6	11,930,801	8.4
222,210	Voya Large Cap Value Fund - Class R6	2,928,731	2.0
49,771	Voya Large-Cap Growth Fund - Class R6	2,203,864	1.5
138,585 (1)	Voya MidCap Opportunities Fund - Class R6	3,650,335	2.6
1,102,444	Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,314,300	8.6
1,557,121	Voya Multi-Manager International Equity Fund - Class I	17,066,047	12.0
1,770,965	Voya Multi-Manager International Factors Fund - Class I	16,965,849	11.9
316,893	Voya Multi-Manager Mid Cap Value Fund - Class I	3,606,243	2.5
178,978	Voya Small Company Fund - Class R6	2,929,877	2.1
		89,045,092	62.4
	Unaffiliated Investment Companies: 2.4%
735,351	Credit Suisse Commodity Return Strategy Fund - Class I	3,456,150	2.4
	Total Mutual Funds (Cost $87,156,131)	92,501,242	64.8

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
		Other Asset-Backed Securities: 0.0%
2,517		Chase Funding Trust Series 2003-5 2A2, 2.915%, (US0001M + 0.600%), 07/25/2033	$2,448	0.0
34,086	(2)(3)	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 5.556%, 12/25/2037	34,751	0.0
		Total Asset-Backed Securities (Cost $36,603)	37,199	0.0
		Total Long-Term Investments (Cost $132,534,911)	140,175,435	98.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
554,998 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 2.110% (Cost $554,998)	554,998	0.4
	Total Short-Term Investments (Cost $554,998)	554,998	0.4
	Total Investments in Securities (Cost $133,089,909)	$140,730,433	98.6
	Assets in Excess of Other Liabilities	2,063,928	1.4
	Net Assets	$142,794,361	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Variable rate security. Rate shown is the rate in effect as of November 30, 2018.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of November 30, 2018.

Reference Rate Abbreviations:
US0001M	1-month LIBOR

See Accompanying Notes to Financial Statements
23

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2018 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of November 30, 2018 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at November 30, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$47,636,994	$—	$—	$47,636,994
Mutual Funds	92,501,242	—	—	92,501,242
Asset-Backed Securities	—	37,199	—	37,199
Short-Term Investments	554,998	—	—	554,998
Total Investments, at fair value	$140,693,234	$37,199	$—	$140,730,433
Other Financial Instruments+
Forward Foreign Currency Contracts	—	39,286	—	39,286
Futures	211,069	—	—	211,069
Total Assets	$140,904,303	$76,485	$—	$140,980,788
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(119,791)	$—	$(119,791)
Futures	(344,696)	—	—	(344,696)
Total Liabilities	$(344,696)	$(119,791)	$—	$(464,487)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At November 30, 2018, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 865,440	AUD 1,200,000	BNP Paribas	12/05/18	$(11,653)
USD 1,190,815	JPY 133,900,000	Brown Brothers Harriman & Co.	12/05/18	11,105
USD 399,070	NZD 600,000	Brown Brothers Harriman & Co.	12/05/18	(13,376)
SEK 13,600,000	USD 1,507,632	Citibank N.A.	12/05/18	(13,553)
USD 1,684,049	CAD 2,200,000	Citibank N.A.	12/05/18	28,181
NOK 19,200,000	USD 2,304,895	JPMorgan Chase Bank N.A.	12/05/18	(70,881)
USD 436,085	SGD 600,000	The Bank of New York Mellon	12/05/18	(1,273)
GBP 400,000	USD 518,786	The Bank of New York Mellon	12/05/18	(9,055)
				$(80,505)

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2018 (Unaudited) (continued)

At November 30, 2018, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500® E-Mini	163	12/21/18	$22,480,145	$(208,164)
U.S. Treasury Ultra Long Bond	9	03/20/19	1,371,656	2,353
			$23,851,801	$(205,811)
Short Contracts
EURO STOXX 50® Index	(237)	12/21/18	(8,486,613)	90,185
Mini MSCI Emerging Markets Index	(165)	12/21/18	(8,246,700)	118,531
Tokyo Price Index (TOPIX)	(39)	12/13/18	(5,730,696)	(135,744)
U.S. Treasury 10-Year Note	(12)	03/20/19	(1,433,438)	(788)
			$(23,897,447)	$72,184

Currency Abbreviations
AUD  –  Australian Dollar
CAD  –  Canadian Dollar
GBP  –  British Pound
JPY  –  Japanese Yen
NOK  –  Norwegian Krone
NZD  –  New Zealand Dollar
SEK  –  Swedish Krona
SGD  –  Singapore Dollar
USD  –  United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of November 30, 2018 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$208,716
Interest rate contracts	Net Assets — Unrealized appreciation*	2,353
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	39,286
Total Asset Derivatives		$250,355
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$343,908
Interest rate contracts	Net Assets — Unrealized depreciation*	788
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	119,791
Total Liability Derivatives		$464,487

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the peiod ended November 30, 2018 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(4,643)	$—	$(4,643)
Equity contracts	—	1,334,296	1,334,296
Interest rate contracts	—	(15,686)	(15,686)
Total	$(4,643)	$1,318,610	$1,313,967

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2018 (Unaudited) (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(20,977)	$—	$(20,977)
Equity contracts	—	(147,742)	(147,742)
Interest rate contracts	—	1,565	1,565
Total	$(20,977)	$(146,177)	$(167,154)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at November 30, 2018:
	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	JPMorgan Chase Bank N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$11,105	$28,181	$—	$—	$39,286
Total Assets	$—	$11,105	$28,181	$—	$—	$39,286
Liabilities:
Forward foreign currency contracts	$11,653	$13,376	$13,553	$70,881	$10,328	$119,791
Total Liabilities	$11,653	$13,376	$13,553	$70,881	$10,328	$119,791
Net OTC derivative instruments by counterparty, at fair value	$(11,653)	$(2,271)	$14,628	$(70,881)	$(10,328)	$(80,505)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(11,653)	$(2,271)	$14,628	$(70,881)	$(10,328)	$(80,505)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

The following table provides transactions during the period ended November 30, 2018, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 5/31/18	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 11/30/18	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$12,807,508	$291,660	$(1,800,550)	$(114,280)	$11,184,338	$291,731	$(62,322)	$—
Voya Global Bond Fund - Class R6	4,766,765	48,278	(396,595)	(153,741)	4,264,707	48,278	(8,009)	—
Voya High Yield Bond Fund - Class R6	9,666,253	44,059	(9,067,969)	(642,343)	—	61,830	660,686	—
Voya Intermediate Bond Fund - Class R6	8,793,546	4,891,023	(1,602,093)	(151,675)	11,930,801	199,329	(63,985)	—
Voya Large Cap Value Fund - Class R6	3,169,483	28,272	(217,324)	(51,700)	2,928,731	28,272	88,561	—
Voya Large-Cap Growth Fund - Class R6	2,460,276	—	(296,679)	40,267	2,203,864	—	45,501	—
Voya MidCap Opportunities Fund - Class R6	4,097,134	107,977	(291,951)	(262,825)	3,650,335	—	262,935	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,275,602	1,591,570	(965,270)	(1,587,602)	12,314,300	—	(121,826)	—
Voya Multi-Manager International Equity Fund - Class I	19,144,217	756,254	(841,600)	(1,992,824)	17,066,047	—	56,058	—
Voya Multi-Manager International Factors Fund - Class I	19,056,104	629,844	(982,368)	(1,737,731)	16,965,849	—	(39,678)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	4,080,430	81,761	(377,594)	(178,354)	3,606,243	—	(6,502)	—
Voya Small Company Fund - Class R6	3,257,834	129,450	(257,302)	(200,105)	2,929,877	—	24,008	—
	$104,575,152	$8,600,148	$(17,097,295)	$(7,032,913)	$89,045,092	$629,440	$835,427	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of November 30, 2018 (Unaudited) (continued)

At November 30, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $134,566,225.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,275,530
Gross Unrealized Depreciation	(3,370,455)
Net Unrealized Appreciation	$5,905,075

See Accompanying Notes to Financial Statements
27

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contract AND SUB-ADVISORY CONTRACT
At a meeting held on November 16, 2018, the Board of Directors (“Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Global Multi-Asset Fund, a series of the Company (the “Fund”), and the sub-advisory contract (the “Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of the Management Contract and the Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contract and Sub-Advisory Contract in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Fund (“Selected Peer Group”) based on the Fund’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Fund share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contract and Sub-Advisory Contract and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Fund, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Fund as set forth in the Management Contract, including oversight of the Fund’s operations and risk management and the oversight of its various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for

28

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Fund under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Fund are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Fund and the level of resources committed to the Fund (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Fund.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contract and Sub-Advisory Contract were appropriate.
Fund Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund including its investment performance over certain time periods compared to the Fund’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Fund’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Fund grows larger and the extent to which any such economies are shared with the Fund. In this regard, the Board noted breakpoints in management fee schedules that will result in a lower management fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, it has fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with the Fund through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Fund, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Fund to the Manager compared to the Fund’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Fund, including whether the Manager intends to propose any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser

29

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to the Fund, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Fund both with and without taking into account the profitability of the distributor of the Fund and any revenue sharing payments made by the Manager.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Fund. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Fund, including their ability to engage in soft-dollar transactions on behalf of the Fund. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Fund and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Fund Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its
October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving the Fund’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. The Fund’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018 meetings certain additional data regarding the Fund’s most recent performance, asset levels, and asset flows. The Fund’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for the Fund, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Fund is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year and five-year periods, and the second quintile for the year-to-date and ten-year periods; and (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Fund is below the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Fund is below the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Fund, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is below the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Fund

30

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

indirectly bears the fees payable by the underlying funds in which the Fund invests.
After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Fund for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

31

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163311          (1118-012319)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Communication Services: 8.4%
8,527	(1)	Alphabet, Inc.- Class C	9,332,205	0.9
304,811		AT&T, Inc.	9,522,296	1.0
31,337	(1)	Charter Communications, Inc.	10,316,140	1.1
289,233		Comcast Corp.– Class A	11,282,979	1.2
60,334	(1)	Facebook, Inc.- Class A	8,483,564	0.9
222,225		Twenty-First Century Fox, Inc.- Class A	10,993,471	1.1
190,087		Verizon Communications, Inc.	11,462,246	1.2
87,786		Walt Disney Co.	10,138,405	1.0
			81,531,306	8.4

		Consumer Discretionary: 10.1%
5,060	(1)	Amazon.com, Inc.	8,552,260	0.9
5,172	(1)	Booking Holdings, Inc.	9,784,803	1.0
1,103,660		Ford Motor Co.	10,385,440	1.1
302,547		General Motors Co.	11,481,659	1.2
49,249		Home Depot, Inc.	8,880,580	0.9
88,967		Lowe's Cos, Inc.	8,395,816	0.9
61,170		McDonald's Corp.	11,531,157	1.2
120,497		Nike, Inc.	9,051,735	0.9
177,656		Starbucks Corp.	11,853,208	1.2
116,407		Target Corp.	8,260,241	0.8
			98,176,899	10.1

		Consumer Staples: 12.0%
167,629		Altria Group, Inc.	9,191,098	0.9
221,403		Coca-Cola Co.	11,158,711	1.2
152,656		Colgate-Palmolive Co.	9,696,709	1.0
43,533		Costco Wholesale Corp.	10,068,312	1.0
185,079		Kraft Heinz Co.	9,461,239	1.0
236,518		Mondelez International, Inc.	10,638,580	1.1
91,731		PepsiCo, Inc.	11,185,678	1.2
124,975		Philip Morris International, Inc.	10,814,087	1.1
122,940		Procter & Gamble Co.	11,619,059	1.2
138,014		Walgreens Boots Alliance, Inc.	11,685,645	1.2
108,220		Walmart, Inc.	10,567,683	1.1
			116,086,801	12.0

		Energy: 6.4%
83,179		Chevron Corp.	9,893,310	1.0
131,409		ConocoPhillips	8,696,648	0.9
118,768		Exxon Mobil Corp.	9,442,056	1.0
250,968		Halliburton Co.	7,887,924	0.8
580,113		Kinder Morgan, Inc.	9,902,529	1.0
125,500		Occidental Petroleum Corp.	8,818,885	0.9
166,533		Schlumberger Ltd.	7,510,638	0.8
			62,151,990	6.4

		Financials: 14.9%
103,788		Allstate Corp.	9,256,852	1.0
94,454		American Express Co.	10,604,350	1.1

Shares			Value	Percentage of Net Assets
		Financials: (continued)
190,800		American International Group, Inc.	8,252,100	0.8
340,239		Bank of America Corp.	9,662,788	1.0
197,648		Bank of New York Mellon Corp.	10,141,319	1.0
47,009	(1)	Berkshire Hathaway, Inc. – Class B	10,259,244	1.1
21,316		Blackrock, Inc.	9,123,461	0.9
106,712		Capital One Financial Corp.	9,569,932	1.0
139,640		Citigroup, Inc.	9,047,276	0.9
44,730		Goldman Sachs Group, Inc.	8,529,564	0.9
88,952		JPMorgan Chase & Co.	9,890,573	1.0
217,202		Metlife, Inc.	9,693,725	1.0
213,247		Morgan Stanley	9,466,034	1.0
192,458		US Bancorp	10,481,263	1.1
192,859		Wells Fargo & Co.	10,468,386	1.1
			144,446,867	14.9

		Health Care: 16.6%
139,507		Abbott Laboratories	10,330,493	1.1
108,209		AbbVie, Inc.	10,200,863	1.0
53,465		Allergan PLC	8,372,619	0.9
48,767		Amgen, Inc.	10,155,728	1.0
28,647	(1)	Biogen, Inc.	9,560,077	1.0
164,437		Bristol-Myers Squibb Co.	8,790,802	0.9
114,138	(1)	Celgene Corp.	8,243,046	0.8
129,340		CVS Health Corp.	10,373,068	1.1
94,165		Danaher Corp.	10,314,834	1.1
95,480		Eli Lilly & Co.	11,327,747	1.2
133,021		Gilead Sciences, Inc.	9,569,531	1.0
73,699		Johnson & Johnson	10,826,383	1.1
104,266		Medtronic PLC	10,169,063	1.0
144,044		Merck & Co., Inc.	11,428,451	1.2
232,045		Pfizer, Inc.	10,727,440	1.1
38,491		UnitedHealth Group, Inc.	10,829,828	1.1
			161,219,973	16.6

		Industrials: 11.6%
48,483		3M Co.	10,080,585	1.1
27,727		Boeing Co.	9,614,615	1.0
66,812		Caterpillar, Inc.	9,064,384	0.9
132,657		Emerson Electric Co.	8,957,001	0.9
42,321		FedEx Corp.	9,691,509	1.0
50,410		General Dynamics Corp.	9,320,305	1.0
61,604		Honeywell International, Inc.	9,040,387	0.9
29,438		Lockheed Martin Corp.	8,844,058	0.9
49,465		Raytheon Co.	8,673,193	0.9
62,191		Union Pacific Corp.	9,563,732	1.0
87,268		United Parcel Service, Inc. - Class B	10,061,128	1.1
72,930		United Technologies Corp.	8,885,791	0.9
			111,796,688	11.6

		Information Technology: 11.7%
59,904		Accenture PLC	9,855,406	1.0
45,284		Apple, Inc.	8,086,817	0.8
210,775		Cisco Systems, Inc.	10,089,799	1.0
222,031		Intel Corp.	10,948,349	1.1

Voya Corporate Leaders® 100 Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
	Information Technology: (continued)
67,240	International Business Machines Corp.	8,355,915	0.9
45,823	Mastercard, Inc. - Class A	9,213,631	1.0
89,038	Microsoft Corp.	9,873,424	1.0
197,075	Oracle Corp.	9,609,377	1.0
114,472	(1) PayPal Holdings, Inc.	9,822,842	1.0
142,056	Qualcomm, Inc.	8,276,182	0.9
94,947	Texas Instruments, Inc.	9,480,458	1.0
67,903	Visa, Inc. - Class A	9,622,534	1.0
		113,234,734	11.7

	Materials: 0.9%
155,927	DowDuPont, Inc.	9,020,377	0.9

	Real Estate: 1.1%
58,054	Simon Property Group, Inc.	10,780,047	1.1

	Utilities: 4.6%
129,045	Duke Energy Corp.	11,429,515	1.2
237,953	Exelon Corp.	11,038,640	1.1
61,518	NextEra Energy, Inc.	11,178,436	1.2
235,587	Southern Co.	11,150,333	1.1
		44,796,924	4.6

	Total Common Stock
	(Cost $612,657,593)	953,242,606	98.3

SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.4%
13,393,000	(2) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
	(Cost $13,393,000)	13,393,000	1.4

	Total Short-Term Investments
	(Cost $13,393,000)	13,393,000	1.4

	Total Investments in Securities (Cost $626,050,593)	$966,635,606	99.7
	Assets in Excess of Other Liabilities	2,741,103	0.3
	Net Assets	$969,376,709	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.4%
		Communication Services: 1.4%
173,149	(1)	Gray Television, Inc.	3,201,525	0.5
501,805	(1)	Vonage Holdings Corp.	5,314,115	0.9
			8,515,640	1.4

		Consumer Discretionary: 8.1%
237,307		American Eagle Outfitters, Inc.	4,966,835	0.8
169,262	(1)	At Home Group, Inc.	4,823,967	0.8
123,455		Big Lots, Inc.	5,377,700	0.9
62,939		Caleres, Inc.	1,902,646	0.3
47,667		Childrens Place, Inc./The	6,179,550	1.0
302,994		Dana, Inc.	4,396,443	0.7
187,694		Extended Stay America, Inc.	3,416,031	0.5
53,771		Jack in the Box, Inc.	4,768,950	0.8
45,487		La-Z-Boy, Inc.	1,329,585	0.2
44,910		Marriott Vacations Worldwide Corp.	3,646,692	0.6
172,092	(1)	Party City Holdco, Inc.	2,056,499	0.3
140,866		Red Rock Resorts, Inc.	3,685,055	0.6
78,441	(1)	TopBuild Corp.	3,996,569	0.6
			50,546,522	8.1

		Consumer Staples: 2.2%
341,214	(1)	Hostess Brands, Inc.	3,975,143	0.6
162,995	(1)	Performance Food Group Co.	5,616,808	0.9
36,902		Sanderson Farms, Inc.	4,175,830	0.7
			13,767,781	2.2

		Energy: 3.4%
275,856	(1)	Carrizo Oil & Gas, Inc.	4,719,896	0.8
69,343	(1)	Dril-Quip, Inc.	2,722,406	0.4
622,049	(1)	Forum Energy Technologies, Inc.	4,161,508	0.7
589,467	(1)	Laredo Petroleum, Inc.	2,575,971	0.4
341,749	(1)	QEP Resources, Inc.	2,744,244	0.4
211,656	(1)	Unit Corp.	4,402,445	0.7
			21,326,470	3.4

		Financials: 22.5%
124,999		Bank of NT Butterfield & Son Ltd.	4,959,960	0.8
313,207		BrightSphere Investment Group PLC	4,124,936	0.7
194,689		Cadence BanCorp	3,993,071	0.6
265,790		CenterState Bank Corp.	6,647,408	1.1
109,716		Chemical Financial Corp.	5,178,595	0.8
300,251		First BanCorp. Puerto Rico	2,717,272	0.4
172,076		First Financial Bancorp.	4,804,362	0.8
46,500		Hanover Insurance Group, Inc.	5,334,015	0.9
114,984		Horace Mann Educators Corp.	4,631,556	0.7
136,060		Houlihan Lokey, Inc.	5,755,338	0.9
111,619		Independent Bank Group, Inc.	6,386,839	1.0

Shares			Value	Percentage of Net Assets
		Financials: (continued)
81,330		Kemper Corp.	6,189,213	1.0
171,507		Luther Burbank Corp.	1,783,673	0.3
153,157		MB Financial, Inc.	7,026,843	1.1
139,924	(1)	Pacific Premier Bancorp, Inc.	4,319,454	0.7
35,133		Primerica, Inc.	4,176,611	0.7
59,570		ProAssurance Corp.	2,604,996	0.4
348,230		Radian Group, Inc.	6,407,432	1.0
368,214		Redwood Trust, Inc.	6,145,492	1.0
167,903	(1)	Seacoast Banking Corp. of Florida	4,869,187	0.8
107,780		Selective Insurance Group	7,153,359	1.2
204,741		Simmons First National Corp.	6,019,386	1.0
164,548		Sterling Bancorp, Inc./MI	1,387,140	0.2
156,197		Stifel Financial Corp.	7,539,629	1.2
193,111		Union Bankshares Corp.	6,836,129	1.1
77,592		Wintrust Financial Corp.	6,001,741	1.0
156,220		WSFS Financial Corp.	6,572,175	1.1
			139,565,812	22.5

		Health Care: 11.9%
33,776	(1),(2)	Aerie Pharmaceuticals, Inc.	1,347,325	0.2
49,254	(1)	Amedisys, Inc.	6,710,858	1.1
102,881	(1)	AMN Healthcare Services, Inc.	6,553,520	1.1
25,242	(1)	Arena Pharmaceuticals, Inc.	1,035,174	0.2
119,245	(1)	Array Biopharma, Inc.	1,899,573	0.3
26,147	(1)	Blueprint Medicines Corp.	1,500,053	0.2
108,450	(1),(2)	Clovis Oncology, Inc.	1,866,425	0.3
72,900	(1)	Dermira, Inc.	846,369	0.1
17,956	(1)	Emergent Biosolutions, Inc.	1,307,915	0.2
185,196	(1)	Epizyme, Inc.	1,374,154	0.2
24,320	(1)	FibroGen, Inc.	1,054,515	0.2
22,004	(1),(2)	G1 Therapeutics, Inc.	841,213	0.1
44,175	(1)	HealthEquity, Inc.	3,917,881	0.6
47,876		Hill-Rom Holdings, Inc.	4,642,057	0.8
221,783	(1)	Immunogen, Inc.	1,222,024	0.2
107,583	(1)	Immunomedics, Inc.	2,161,342	0.4
117,108	(1)	Insmed, Inc.	2,097,404	0.3
10,642	(1)	Ligand Pharmaceuticals, Inc.	1,678,988	0.3
12,261	(1)	Loxo Oncology, Inc.	1,721,690	0.3
69,774	(1)	MacroGenics, Inc.	1,200,811	0.2
85,707	(1)	Medidata Solutions, Inc.	6,617,437	1.1
45,394	(1)	Medpace Holdings, Inc.	2,810,343	0.5
58,468	(1),(2)	Puma Biotechnology, Inc.	1,358,796	0.2
53,387	(1)	Supernus Pharmaceuticals, Inc.	2,531,612	0.4
194,233	(1),(2)	TherapeuticsMD, Inc.	976,992	0.2
141,924	(1)	Tivity Health, Inc.	5,813,207	0.9
14,890	(1)	Ultragenyx Pharmaceutical, Inc.	799,146	0.1
224,875	(1)	Wright Medical Group NV	6,287,505	1.0
35,859	(1)	Zogenix, Inc.	1,473,446	0.2
			73,647,775	11.9

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Industrials: 17.7%
79,623		Actuant Corp.	2,038,349	0.3
107,729	(1)	Atlas Air Worldwide Holdings, Inc.	5,736,569	0.9
118,791		Barnes Group, Inc.	7,133,399	1.1
91,895	(1)	Beacon Roofing Supply, Inc.	3,203,460	0.5
183,093	(1)	Casella Waste Systems, Inc.	5,977,986	1.0
52,950		Curtiss-Wright Corp.	5,845,680	0.9
93,997		EMCOR Group, Inc.	6,848,621	1.1
29,331	(1)	Esterline Technologies Corp.	3,482,470	0.6
67,229		GATX Corp.	5,614,294	0.9
133,213		Granite Construction, Inc.	6,744,574	1.1
131,368	(2)	Healthcare Services Group, Inc.	6,200,570	1.0
86,415		ICF International, Inc.	6,051,642	1.0
412,382		Pitney Bowes, Inc.	3,480,504	0.6
75,432		Regal Beloit Corp.	5,897,274	1.0
150,917	(1)	SPX FLOW, Inc.	5,663,915	0.9
82,504		Tetra Tech, Inc.	5,029,444	0.8
201,254		Universal Forest Products, Inc.	5,566,686	0.9
87,097		Watts Water Technologies, Inc.	6,424,275	1.0
166,549		Werner Enterprises, Inc.	5,639,349	0.9
87,444		Woodward, Inc.	7,317,314	1.2
			109,896,375	17.7

		Information Technology: 14.0%
200,948	(1)	8x8, Inc.	3,960,685	0.6
232,264	(1)	ACI Worldwide, Inc.	6,707,784	1.1
43,092	(1)	CACI International, Inc.	7,106,302	1.1
82,514	(1)	Cornerstone OnDemand, Inc.	4,506,915	0.7
149,966	(1)	Electro Scientific Industries, Inc.	4,409,001	0.7
237,337		Entegris, Inc.	6,977,708	1.1
30,651	(1)	Everbridge, Inc.	1,678,755	0.3
75,996	(1)	ExlService Holdings, Inc.	4,404,728	0.7
90,595	(1)	Finisar Corp.	2,115,393	0.3
106,999		j2 Global, Inc.	7,897,596	1.3
88,620		Mantech International Corp.	4,989,306	0.8
100,874	(1)	Plexus Corp.	6,157,349	1.0
189,294	(1)	Rudolph Technologies, Inc.	4,016,819	0.7
33,212	(1)	Semtech Corp.	1,771,528	0.3
82,405		SYNNEX Corp.	6,653,380	1.1
10,025	(1)	Trade Desk, Inc./The	1,428,061	0.2
344,599	(1)	TTM Technologies, Inc.	4,097,282	0.7
76,421	(1)	Verint Systems, Inc.	3,471,806	0.6
97,801	(1)	Virtusa Corp.	4,335,518	0.7
			86,685,916	14.0

		Materials: 4.2%
114,031		Carpenter Technology Corp.	4,912,455	0.8
268,490		Commercial Metals Co.	5,173,802	0.8
94,336		Minerals Technologies, Inc.	5,309,230	0.9
170,627		PolyOne Corp.	5,736,480	0.9

Share		Value	Percentage of Net Assets
	Materials: (Continued)
118,138	Worthington Industries, Inc.	4,893,276	0.8
		26,025,243	4.2

	Real Estate: 7.3%
244,797	Americold Realty Trust	6,560,560	1.0
835,095	Cousins Properties, Inc.	7,056,553	1.1
360,442	Easterly Government Properties, Inc.	6,567,253	1.1
381,971	Essential Properties Realty Trust, Inc.	5,404,890	0.9
234,046	First Industrial Realty Trust, Inc.	7,503,515	1.2
384,587	Physicians Realty Trust	6,849,494	1.1
277,861	Urban Edge Properties	5,540,548	0.9
		45,482,813	7.3

	Utilities: 3.7%
93,469	Black Hills Corp.	6,188,583	1.0
72,056	Idacorp, Inc.	7,078,781	1.1
66,427	NorthWestern Corp.	4,248,671	0.7
118,007	Portland General Electric Co.	5,682,037	0.9
		23,198,072	3.7

	Total Common Stock
	(Cost $634,312,734)	598,658,419	96.4

EXCHANGE-TRADED FUNDS: 1.1%
44,665	iShares Russell 2000 ETF	6,816,773	1.1

	Total Exchange-Traded Funds
	(Cost $6,838,363)	6,816,773	1.1

	Total Long-Term Investments
	(Cost $641,151,097)	605,475,192	97.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateral(3): 1.3%
417,369	Bank of Nova Scotia, Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $417,447, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $425,797, due 04/30/19-09/09/49)	417,369	0.1

See Accompanying Notes to Financial Statements

Voya Small Company Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(3): (Continued)
1,983,459	Barclays Capital, Inc., Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $1,983,829, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $2,023,128, due 12/06/18-09/09/49)	1,983,459	0.3
1,983,459	Cantor Fitzgerald Securities, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $1,983,832, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.000%, Market Value plus accrued interest $2,023,128, due 12/25/18-10/20/68)	1,983,459	0.3
1,983,459	Millennium Fixed Income Ltd., Repurchase Agreement dated 11/30/18, 2.48%, due 12/03/18 (Repurchase Amount $1,983,863, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $2,023,128, due 02/29/20-08/15/44)	1,983,459	0.3
1,983,459	National Bank Financial, Repurchase Agreement dated 11/30/18, 2.29%, due 12/03/18 (Repurchase Amount $1,983,832, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $2,023,140, due 12/03/18-09/09/49)	1,983,459	0.3
		8,351,205	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
12,373,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
	(Cost $12,373,000)	12,373,000	2.0

	Total Short-Term Investments
	(Cost $20,724,205)	20,724,205	3.3

	Total Investments in Securities (Cost $661,875,302)	$626,199,397	100.8
	Liabilities in Excess of Other Assets	(4,862,951)	(0.8)
	Net Assets	$621,336,446	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Communication Services: 2.5%
2,187	(1)	AMC Networks, Inc.	130,914	0.1
10,239		John Wiley & Sons, Inc.	566,114	0.4
9,567	(1)	Live Nation Entertainment, Inc.	532,691	0.4
36,669	(2)	Sirius XM Holdings, Inc.	228,448	0.2
36,866		TEGNA, Inc.	489,949	0.4
28,569		Telephone & Data Systems, Inc.	1,020,770	0.8
4,555		World Wrestling Entertainment, Inc.	336,888	0.2
			3,305,774	2.5

		Consumer Discretionary: 12.3%
7,203	(1)	Adtalem Global Education, Inc.	415,901	0.3
23,102		American Eagle Outfitters, Inc.	483,525	0.4
7,995		Best Buy Co., Inc.	516,397	0.4
16,568		Big Lots, Inc.	721,702	0.5
7,253		Boyd Gaming Corp.	180,019	0.1
16,956		Brinker International, Inc.	866,112	0.6
16,755		Brunswick Corp.	888,685	0.7
4,390	(1)	Burlington Stores, Inc.	727,686	0.5
556		Churchill Downs, Inc.	154,435	0.1
43,074		Dana, Inc.	625,004	0.5
3,435		Darden Restaurants, Inc.	379,705	0.3
6,312	(1)	Deckers Outdoor Corp.	841,011	0.6
5,280		Delphi Technologies PLC	90,235	0.1
7,629		Dick's Sporting Goods, Inc.	274,491	0.2
5,750		Domino's Pizza, Inc.	1,594,590	1.2
4,083	(1)	Five Below, Inc.	427,858	0.3
23,609		Gentex Corp.	531,675	0.4
3,625	(1)	Helen of Troy Ltd.	518,484	0.4
6,876		Jack in the Box, Inc.	609,832	0.5
30,762		KB Home	649,386	0.5
5,735		Kohl's Corp.	385,220	0.3
1,262		Lear Corp.	171,947	0.1
18,011	(1),(2)	Michaels Cos, Inc.	305,647	0.2
335	(1)	NVR, Inc.	820,750	0.6
5,832		Pulte Group, Inc.	154,665	0.1
1,260		Ralph Lauren Corp.	140,364	0.1
28,788		Service Corp. International	1,330,006	1.0
3,287		Thor Industries, Inc.	222,891	0.2
10,245		Toll Brothers, Inc.	337,778	0.2
10,439	(1)	Urban Outfitters, Inc.	397,622	0.3
11,953		Wendy's Company	214,317	0.2
14,650		Wyndham Destinations, Inc.	607,535	0.4
			16,585,475	12.3

		Consumer Staples: 3.6%
5,429		Church & Dwight Co., Inc.	359,346	0.2
14,067		Energizer Holdings, Inc.	630,624	0.5
12,000		Flowers Foods, Inc.	237,480	0.2

Shares			Value	Percentage of Net Assets
		Consumer Staples: (continued)
10,402		Ingredion, Inc.	1,086,593	0.8
12,500		Lamb Weston Holdings, Inc.	958,750	0.7
4,022		Nu Skin Enterprises, Inc.	265,331	0.2
9,945	(1)	Post Holdings, Inc.	962,179	0.7
2,798		Tyson Foods, Inc.	164,942	0.1
12,017	(1),(2)	United Natural Foods, Inc.	259,687	0.2
			4,924,932	3.6

		Energy: 4.1%
58,303	(1),(2)	Chesapeake Energy Corp.	170,245	0.1
10,045	(1)	CNX Resources Corp.	139,023	0.1
15,415	(1)	Dril-Quip, Inc.	605,193	0.5
50,925	(1)	Gulfport Energy Corp.	433,881	0.3
5,377		HollyFrontier Corp.	335,901	0.3
11,345		Marathon Oil Corp.	189,348	0.1
50,770	(1)	McDermott International, Inc.	442,207	0.3
15,062		Murphy Oil Corp.	480,478	0.4
27,725		Patterson-UTI Energy, Inc.	384,823	0.3
15,297		PBF Energy, Inc.	591,688	0.4
60,751	(1)	QEP Resources, Inc.	487,830	0.4
100,698	(1)	Southwestern Energy Co.	485,364	0.4
6,454	(1)	Whiting Petroleum Corp.	195,363	0.1
6,830		World Fuel Services Corp.	176,146	0.1
32,151	(1)	WPX Energy, Inc.	448,506	0.3
			5,565,996	4.1

		Financials: 15.7%
243		Alleghany Corp.	153,340	0.1
10,403		Ally Financial, Inc.	277,552	0.2
4,655		American Financial Group, Inc.	476,486	0.4
2,392		Ameriprise Financial, Inc.	310,362	0.2
3,230	(1)	Athene Holding Ltd.	140,473	0.1
17,427		Bank OZK	472,272	0.3
19,220		Cathay General Bancorp.	760,535	0.6
12,934		Chemical Financial Corp.	610,485	0.5
16,414		Citizens Financial Group, Inc.	596,813	0.4
7,128		Comerica, Inc.	564,395	0.4
2,385		Discover Financial Services	170,050	0.1
21,631		East West Bancorp, Inc.	1,161,368	0.9
9,196		Evercore, Inc.	759,222	0.6
642		Factset Research Systems, Inc.	150,543	0.1
5,731		Federated Investors, Inc.	151,757	0.1
21,577		First American Financial Corp.	1,042,816	0.8
8,548		First Horizon National Corp.	140,957	0.1
15,947		Hancock Whitney Corp.	641,388	0.5
4,813		Hanover Insurance Group, Inc.	552,099	0.4

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Financials: (continued)
8,460		Hartford Financial Services Group, Inc.	373,847	0.3
22,898		Home Bancshares, Inc./Conway AR	449,030	0.3
3,533		International Bancshares Corp.	135,632	0.1
4,437		Kemper Corp.	337,656	0.3
32,802		Keycorp	601,589	0.4
12,979		Lazard Ltd.	520,717	0.4
12,911		Legg Mason, Inc.	374,032	0.3
1,436		MarketAxess Holdings, Inc.	312,660	0.2
45,195		Navient Corp.	519,743	0.4
52,445		Old Republic International Corp.	1,182,635	0.9
8,436		Primerica, Inc.	1,002,872	0.7
7,640		Reinsurance Group of America, Inc.	1,141,263	0.8
7,241		Santander Consumer USA Holdings, Inc.	140,837	0.1
3,062		SEI Investments Co.	164,429	0.1
1,267		Signature Bank	156,259	0.1
31,237		Sterling Bancorp, Inc./DE	602,874	0.4
8,949		Stifel Financial Corp.	431,968	0.3
21,698		Synovus Financial Corp.	820,401	0.6
39,559		TCF Financial Corp.	889,682	0.7
5,486	(1)	Texas Capital Bancshares, Inc.	327,295	0.2
23,583		Two Harbors Investment Corp.	339,124	0.3
10,176		Unum Group	365,420	0.3
11,957		Wintrust Financial Corp.	924,874	0.7
			21,247,752	15.7

		Health Care: 10.2%
3,291		AmerisourceBergen Corp.	292,570	0.2
14,082		Bruker Corp.	466,677	0.3
4,447		Cardinal Health, Inc.	243,829	0.2
3,359	(1)	Catalent, Inc.	133,184	0.1
9,524	(1)	Charles River Laboratories International, Inc.	1,284,311	1.0
2,539		Chemed Corp.	804,304	0.6
17,494		Encompass Health Corp.	1,315,724	1.0
9,299	(1)	Exelixis, Inc.	188,863	0.1
8,286	(1)	Globus Medical, Inc.	400,131	0.3
6,429	(1)	Haemonetics Corp.	689,703	0.5
13,275		Hill-Rom Holdings, Inc.	1,287,144	1.0
1,927	(1)	Idexx Laboratories, Inc.	392,646	0.3
1,195	(1)	LivaNova PLC	120,922	0.1
19,482	(1)	Mallinckrodt PLC - W/I	463,477	0.3
9,472	(1)	Masimo Corp.	1,045,898	0.8
5,028	(1)	Molina Healthcare, Inc.	702,462	0.5
25,538		Patterson Cos., Inc.	647,899	0.5
4,755	(1)	PRA Health Sciences, Inc.	555,099	0.4
6,762		Steris PLC	805,219	0.6
1,011		Teleflex, Inc.	278,450	0.2
12,811	(1)	Tenet Healthcare Corp.	333,983	0.2
4,091	(1)	United Therapeutics Corp.	483,147	0.4
950	(1)	Waters Corp.	188,651	0.1
2,249	(1)	WellCare Health Plans, Inc.	573,225	0.4

Shares			Value	Percentage of Net Assets
		Health Care: (continued)
1,180		West Pharmaceutical Services, Inc.	129,281	0.1
			13,826,799	10.2

		Industrials: 14.4%
9,798		Allison Transmission Holdings, Inc.	461,584	0.3
3,864		Ametek, Inc.	283,734	0.2
4,161	(1)	Avis Budget Group, Inc.	121,876	0.1
3,017		Brink's Co.	213,664	0.2
2,363		Carlisle Cos., Inc.	249,344	0.2
9,147		Crane Co.	790,026	0.6
9,060		Curtiss-Wright Corp.	1,000,224	0.7
13,455		Deluxe Corp.	677,459	0.5
13,191		EMCOR Group, Inc.	961,096	0.7
8,708		EnerSys	760,818	0.6
1,584		GATX Corp.	132,280	0.1
4,043	(1)	Genesee & Wyoming, Inc.	336,701	0.3
5,225		Graco, Inc.	230,161	0.2
14,860	(1)	HD Supply Holdings, Inc.	592,914	0.4
24,752		Herman Miller, Inc.	838,103	0.6
10,489		IDEX Corp.	1,441,189	1.1
7,315		Ingersoll-Rand PLC - Class A	757,249	0.6
6,013		ITT, Inc.	333,421	0.2
62,471	(1)	JetBlue Airways Corp.	1,219,434	0.9
10,799		Manpowergroup, Inc.	876,663	0.7
21,040		Masco Corp.	666,758	0.5
9,143		MSC Industrial Direct Co.	809,978	0.6
20,319		nVent Electric PLC	508,381	0.4
1,034		Old Dominion Freight Line	141,379	0.1
5,400		Owens Corning, Inc.	281,610	0.2
71,762		Pitney Bowes, Inc.	605,671	0.4
9,189		Regal Beloit Corp.	718,396	0.5
4,704		Ryder System, Inc.	266,105	0.2
592	(1)	Teledyne Technologies, Inc.	132,951	0.1
21,230		Timken Co.	852,385	0.6
19,183		Toro Co.	1,189,154	0.9
2,107	(2)	Wabtec Corp.	199,322	0.1
4,137	(1)	Wesco International, Inc.	220,957	0.2
7,058		Woodward, Inc.	590,613	0.4
			19,461,600	14.4

		Information Technology: 15.8%
24,402		Avnet, Inc.	1,069,296	0.8
3,688		Belden, Inc.	205,717	0.1
5,558		Broadridge Financial Solutions, Inc. ADR	588,426	0.4
14,643	(1)	Cadence Design Systems, Inc.	659,521	0.5
17,621		CDK Global, Inc.	888,098	0.7
3,351		CDW Corp.	310,571	0.2
4,989	(1)	Citrix Systems, Inc.	543,651	0.4
2,823		Cognex Corp.	124,268	0.1
5,701	(1)	Fair Isaac Corp.	1,132,390	0.8
7,220	(1)	Fortinet, Inc.	533,125	0.4
7,039		InterDigital, Inc.	529,755	0.4
10,850		j2 Global, Inc.	800,839	0.6
36,785		Jabil, Inc.	918,521	0.7
1,417		Jack Henry & Associates, Inc.	197,955	0.1

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Information Technology: (continued)
4,165	(1)	Keysight Technologies, Inc.	257,480	0.2
2,673		KLA-Tencor Corp.	263,451	0.2
11,931		Leidos Holdings, Inc.	751,653	0.6
1,446		Littelfuse, Inc.	276,692	0.2
4,655	(1)	Manhattan Associates, Inc.	230,562	0.2
2,684		Maxim Integrated Products	150,089	0.1
13,067		Maximus, Inc.	929,325	0.7
11,011		MKS Instruments, Inc.	863,923	0.6
4,705		Motorola Solutions, Inc.	617,531	0.5
30,603	(1)	NCR Corp.	848,009	0.6
3,583		NetApp, Inc.	239,595	0.2
25,050	(1)	Netscout Systems, Inc.	670,839	0.5
11,710	(1)	ON Semiconductor Corp.	224,598	0.2
10,765		Perspecta, Inc.	227,249	0.2
3,296		Plantronics, Inc.	150,858	0.1
2,591	(1)	PTC, Inc.	224,096	0.2
31,153		Sabre Corp.	796,582	0.6
2,283		SYNNEX Corp.	184,329	0.1
7,312	(1)	Tech Data Corp.	657,714	0.5
22,628		Teradyne, Inc.	807,593	0.6
1,654		Total System Services, Inc.	144,510	0.1
12,707	(1)	Trimble, Inc.	483,247	0.4
948	(1)	Tyler Technologies, Inc.	182,737	0.1
485	(1)	Ultimate Software Group, Inc.	128,001	0.1
1,882	(1)	VeriSign, Inc.	293,705	0.2
22,648		Versum Materials, Inc.	784,527	0.6
40,039		Vishay Intertechnology, Inc.	834,813	0.6
2,536		Western Digital Corp.	115,109	0.1
8,998		Western Union Co.	168,533	0.1
749	(1)	WEX, Inc.	116,073	0.1
978	(1)	Zebra Technologies Corp.	175,844	0.1
			21,301,400	15.8

		Materials: 6.0%
2,770		Avery Dennison Corp.	267,028	0.2
5,311		Cabot Corp.	261,301	0.2
2,609		Carpenter Technology Corp.	112,396	0.1
21,797		Chemours Co.	620,779	0.5
22,861		Commercial Metals Co.	440,531	0.3
1,986		Compass Minerals International, Inc.	99,499	0.1
10,079		Domtar Corp.	439,243	0.3
1,941		Eastman Chemical Co.	152,990	0.1
6,157		Greif, Inc. - Class A	315,669	0.2
9,819		Huntsman Corp.	198,540	0.1
35,347		Louisiana-Pacific Corp.	808,032	0.6
6,016		Minerals Technologies, Inc.	338,580	0.2
6,522		Packaging Corp. of America	637,982	0.5
16,211		PolyOne Corp.	545,014	0.4
3,631		Royal Gold, Inc.	265,608	0.2
2,331		RPM International, Inc.	153,729	0.1
10,952		Sonoco Products Co.	630,178	0.5
33,031		Steel Dynamics, Inc.	1,162,691	0.9
4,921		United States Steel Corp.	113,478	0.1

Shares			Value	Percentage of Net Assets
		Materials: (continued)
12,899		Worthington Industries, Inc.	534,277	0.4
			8,097,545	6.0

		Real Estate: 9.5%
8,538		Brixmor Property Group, Inc.	140,877	0.1
6,662		Camden Property Trust	633,956	0.5
35,760		CoreCivic, Inc.	784,932	0.6
4,498		Coresite Realty Corp.	438,375	0.3
115,789		Cousins Properties, Inc.	978,417	0.7
7,786		Equity Lifestyle Properties, Inc.	774,941	0.6
1,640		Extra Space Storage, Inc.	157,407	0.1
30,904		First Industrial Realty Trust, Inc.	990,782	0.7
24,051		Geo Group, Inc./The	558,945	0.4
21,140		Highwoods Properties, Inc.	916,842	0.7
34,540		Hospitality Properties Trust	927,054	0.7
3,503		Jones Lang LaSalle, Inc.	501,630	0.4
16,135		Lamar Advertising Co.	1,223,678	0.9
16,539		Outfront Media, Inc.	343,680	0.2
19,824		PotlatchDeltic Corp.	735,470	0.5
4,428		Rayonier, Inc.	140,058	0.1
9,754	(2)	Realogy Holdings Corp.	187,862	0.1
3,965	(1)	SBA Communications Corp.	677,262	0.5
3,118		SL Green Realty Corp.	300,638	0.2
31,860		Tanger Factory Outlet Centers, Inc.	753,489	0.6
11,201	(1)	Uniti Group, Inc.	223,236	0.2
24,429		Urban Edge Properties	487,114	0.4
			12,876,645	9.5

		Utilities: 5.6%
11,845		AES Corp.	183,479	0.2
10,640		Ameren Corp.	730,117	0.6
1,799		Atmos Energy Corp.	172,110	0.1
6,443		Centerpoint Energy, Inc.	180,469	0.1
10,359		Idacorp, Inc.	1,017,668	0.8
16,639		MDU Resources Group, Inc.	440,434	0.3
15,513		National Fuel Gas Co.	835,375	0.6
15,166		NorthWestern Corp.	970,017	0.7
3,756		OGE Energy Corp.	148,813	0.1
8,079		Pinnacle West Capital Corp.	721,940	0.5
16,883		PNM Resources, Inc.	729,683	0.6
24,211		UGI Corp.	1,390,922	1.0
			7,521,027	5.6

	Total Common Stock
	(Cost $128,631,229)		134,714,945	99.7

See Accompanying Notes to Financial Statements

Voya Mid Cap Research Enhanced Index Fund	PORTFOLIO OF INVESTMENTS
as of November 30, 2018 (Unaudited) (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(3): 0.8%
83,261	Barclays Capital, Inc., Repurchase Agreement dated 11/30/18, 2.27%, due 12/03/18 (Repurchase Amount $83,277, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $84,926, due 12/06/18-09/09/49)	83,261	0.1
1,000,000	Millennium Fixed Income Ltd., Repurchase Agreement dated 11/30/18, 2.48%, due 12/03/18 (Repurchase Amount $1,000,204, collateralized by various U.S. Government Securities, 2.250%-3.125%, Market Value plus accrued interest $1,020,000, due 02/29/20-08/15/44)	1,000,000	0.7
		1,083,261	0.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
442,000	(4) Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.100%
	(Cost $442,000)	442,000	0.3

	Total Short-Term Investments
	(Cost $1,525,261)	1,525,261	1.1

	Total Investments in Securities (Cost $130,156,490)	$136,240,206	100.8
	Liabilities in Excess of Other Assets	(1,096,810)	(0.8)
	Net Assets	$135,143,396	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of November 30, 2018.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: February 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: February 6, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: February 6, 2019